SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

_________________

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Filed by a Party other than the Registrant	☐

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☐	Soliciting Material Pursuant to §240.14a-12

Agrify Corporation
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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AGRIFY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

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June 8, 2022

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NOTICE AND PROXY STATEMENT

April 29, 2022

Dear Agrify Corporation Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the Agrify Corporation (“Agrify” or the “Company”) 2022 Virtual Annual Meeting of Stockholders to be Wednesday, June 8, 2022, at 10:00 a.m. local time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGFY2022, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

At the meeting, you and the other stockholders will be asked to vote upon the following:

•        To elect seven directors, each for a one-year term;

•        To approve the Agrify Corporation 2022 Omnibus Equity Incentive Plan;

•        To approve the Agrify Corporation 2022 Employee Stock Purchase Plan;

•        To approve an Amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 53,000,000 to 103,000,000; and

•        To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

As of April 11, 2022, the Company had 26,549,220 shares of Common Stock outstanding. Only shareholders of record as of the close of business on April 11, 2022 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

Whether or not you can attend the meeting, please read the attached proxy statement. When you have done so, please mark your vote on the proxy card, sign and date the proxy card, and return it to us. Alternatively, you may cast your vote by telephone, or through the Internet. Instructions for voting by telephone or through the Internet are included with your proxy. Your vote is important. Please act promptly by voting your shares by telephone, via the Internet, or by signing, dating and returning the proxy card.

Thank you for your continued interest in Agrify. We look forward to seeing you at the meeting.

Sincerely,
Raymond Chang
Chairman and Chief Executive Officer

76 Treble Cove Road, Building No. 3 • Billerica, MA 01862 • Tel: 617-896-5343
agrify@icrinc.com • www.agrify.com

Agrify Corporation
76 Treble Cove Road, Building 3
Billerica, Massachusetts 01862

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 8, 2022

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To the Stockholders:

Agrify Corporation (“Agrify”) will hold its Virtual Annual Meeting of Stockholders on June 8, 2022 at 10:00 a.m., Eastern Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGFY2022, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

We are holding this meeting for the following purposes:

•        To elect seven directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

•        To approve the Agrify Corporation 2022 Omnibus Equity Incentive Plan;

•        To approve the Agrify Corporation 2022 Employee Stock Purchase Plan;

•        To approve an Amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 53,000,000 to 103,000,000;

•        To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•        To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors selected April 11, 2022 as the record date for determining stockholders entitled to vote at the Annual Meeting. As of April 11, 2022, Agrify had 26,549,220 shares of Common Stock outstanding. A list of stockholders on that date will be available for inspection at Agrify’s corporate headquarters, 76 Treble Cove Road, Building No. 3, Billerica, Massachusetts, 01862, during normal business hours for the ten-day period prior to the Annual Meeting. Only holders of our Common Stock as of the close of business on April 11, 2022 are entitled to vote at the Annual Meeting or any adjournment thereof.

On or about April 29, 2022, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, proxy and 2021 Annual Report on Form 10-K and how to vote.

By Order of the Board of Directors,
Raymond Chang
Corporate Secretary

Billerica, Massachusetts
April 29, 2022

Important Notice Regarding Availability of Proxy Materials for the Virtual Stockholders Meeting to be Held on June 8, 2022: This proxy statement and our 2021 Annual Report on Form 10-K are available at www.proxyvote.com.

76 Treble Cove Road, Building No. 3 • Billerica, MA 01862 • Tel: 617-896-5343
agrify@icrinc.com • www.agrify.com

IMPORTANT

Whether or not you expect to attend the virtual annual meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

AGRIFY CORPORATION
PROXY STATEMENT

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GENERAL INFORMATION

Annual Meeting Information

This proxy statement contains information related to the Virtual Annual Meeting of Stockholders of Agrify Corporation (the “Company” or “Agrify”) to be held on June 8, 2022, beginning at 10:00 a.m., Eastern Time, and any postponements or adjournments thereof (the “Annual Meeting”). This proxy statement was prepared at the direction of our Board of Directors to solicit your proxy for use at the Annual Meeting. On or about April 29, 2022, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and how to vote.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGFY2022 you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Q:     Who is soliciting my proxy?

A:     We, the Board of Directors of Agrify Corporation, are sending you this proxy statement in connection with our solicitation of proxies for use at the Annual Meeting. Certain directors, officers and employees of Agrify may (without compensation), and Alliance Advisors (our proxy solicitor) will, solicit proxies on our behalf by mail, phone, fax, Internet or at the Annual Meeting.

Q:     Who is paying for this solicitation?

A:     Agrify will pay for the solicitation of proxies, including Alliance Advisors’ estimated fee of $8,500, plus out-of-pocket expenses. Agrify also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Agrify Common Stock.

Q:     What am I voting on?

A:     There are five items scheduled to be voted on at the Annual Meeting:

•        Item 1 — The election of Raymond Chang, Guichao Hua, Timothy Mahoney, Thomas Massie, Leonard J. Sokolow, Krishnan Varier and Stuart Wilcox to the Board of Directors;

•        Item 2 — The approval of the Agrify Corporation 2022 Omnibus Equity Incentive Plan (the “2022 Omnibus Plan”);

•        Item 3 — The approval of the Agrify Corporation 2022 Employee Stock Purchase Plan (the “2022 ESPP Plan”);

•        Item 4 — The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 53,000,000 to 103,000,000 (the “2022 Amendment”); and

•        Item 5 — The ratification of the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Appointment”).

Q:     Who can vote?

A:     Only those who owned Common Stock of record at the close of business on April 11, 2022, the record date for the Annual Meeting (the “Record Date”), can vote. If you owned Common Stock on the Record Date, you have one vote per share for each Item up for vote at the Annual Meeting.

Q:     How do I vote?

A:     You may vote your shares either at the Annual Meeting or by proxy. To vote by proxy, you should mark, date, sign and mail the proxy card provided with this proxy statement or vote by telephone or through the Internet.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/AGFY2022. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the Annual Meeting. If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/AGFY2022, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:     Can I vote by telephone or electronically?

A:     If you are a registered stockholder, you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on June 7, 2022.

Q:     How are votes counted?

A:     You may vote for each of the five proposals as follows:

•        “FOR” or “WITHHOLD” with respect to each nominee to our Board of Directors specified in Item 1 of this proxy statement;

•        “FOR,” “AGAINST” or “ABSTAIN” with respect to the 2022 Omnibus Plan described in Item 2 of this Proxy Statement;

•        “FOR,” “AGAINST” or “ABSTAIN” with respect to the 2022 ESPP Plan described in Item 3 of this proxy statement;

•        “FOR,” “AGAINST” or “ABSTAIN” with respect to the 2022 Amendment described in Item 4 of this proxy statement; and

•        “FOR,” “AGAINST” or “ABSTAIN” with respect to the ratification and approval of the Auditor Appointment described in Item 5 of this proxy statement.

If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares “FOR” the election of each of the nominees for director, “FOR” the proposal regarding the 2022 Omnibus Plan, “FOR” the proposal regarding the ESPP Plan, “FOR” for the proposal regarding the 2022 Amendment and “FOR” the ratification and approval of the Auditor Appointment. Giving a proxy will not affect your right to vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy and vote at the Annual Meeting if you wish.

Q:     What happens if I withhold my vote for an individual director?

A:     Withheld votes are counted as “NO” votes for the individual director. If you wish your shares to be voted for some nominees, and not voted for others, then indicate the name(s) of the nominee(s) for whom you are withholding authority to vote by writing the name(s) of such nominee(s) in the space provided in the proxy. If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD ALL.”

Q:     What are broker non-votes and abstentions?

A:     If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, then the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated a “broker non-vote”). An abstention is a decision by a stockholder to take a neutral position on a proposal being submitted to stockholders at a meeting.

Q:     On which proposals do brokers have discretion to vote without instructions from beneficial owners?

A:     If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. However, if you do not give instructions to the broker, then the broker will not be entitled to vote the shares with respect to the election of directors, the approval of the 2022 Omnibus Plan, the approval of the 2022 ESPP Plan, or the 2022 Amendment. Brokers will be able to vote on the ratification of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, in the absence of your instructions as this matter is still considered a “discretionary” item.

Q:     How do broker non-votes and abstentions affect the existence of a quorum and the vote required for Items 1, 2, 3, 4 and 5 at the Annual Meeting?

A:     Broker non-votes and abstentions on any matter are included in determining the number of shares represented for the purpose of determining whether a quorum is present at a stockholders’ meeting. Because directors will be elected by a plurality of the votes cast (i.e., the seven director nominees receiving the greatest number of votes will be elected) at the Annual Meeting, an abstention would have no effect on the vote concerning the election of directors and thus is not being offered as a voting option in the election of directors under Item 1. Under Nevada law, broker non-votes are not considered to be entitled to vote on the matter and, thus, will not have any impact on the outcome of Items 2, 3 and 5. Although abstentions are considered present and entitled to vote on a matter, abstentions are not considered to be votes cast under Nevada law, and thus will have no impact on the outcome of Items 2, 3 and 5, each of which requires the favorable vote of a majority of the votes cast at the Annual Meeting by stockholders entitled to vote on the matter. Item 4 requires the favorable vote of a majority of our outstanding shares of Common Stock, so any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote “against” Item 4. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on Item 4.

Q:     Can I change my vote after I return my proxy card?

A:     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary either written notice of your revocation or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy; however, delivery of a later dated proxy before the polls close at the Annual Meeting will revoke a proxy previously granted.

Q:     What are the Board’s recommendations?

A:     Our Board of Directors recommends that you vote your shares as follows:

•        “FOR” each of the seven nominees to our Board of Directors as described in Item 1 of this proxy statement;

•        “FOR” the approval of the 2022 Omnibus Plan as described in Item 2 of this proxy statement;

•        “FOR” the approval of the 2022 ESPP Plan described in Item 2 of this proxy statement;

•        “FOR” the approval of the 2022 Amendment as described in Item 2 of this proxy statement; and

•        “FOR” the ratification and approval of the Auditor Appointment as described in Item 5 of this proxy statement.

Q:     What constitutes a quorum?

A:     As of April 11, 2022, we had 26,549,220 shares of Common Stock, $.001 par value, outstanding and 61 holders of record. Each share of our Common Stock is entitled to one vote per share. The holders of a majority of the total outstanding shares entitled to vote, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Q:     What happens if a quorum is not present?

A:     If a quorum is not present at the scheduled time of the Annual Meeting, then the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The time and place of an adjourned meeting, if necessary, would be announced at the time the adjournment is taken and no other notice would be given. Voting cannot take place unless a quorum is present.

Q:     What is the voting requirement to approve each of the items?

A:     The voting requirement to approve each of the proposals is as follows:

•        Directors are elected by a plurality of the votes cast. This means that the six nominees will be elected if they receive more affirmative votes than any other nominees.

•        The affirmative vote of a majority of votes cast on the proposal is required to approve the 2022 Omnibus Plan in Item 2.

•        The affirmative vote of a majority of votes cast on the proposal is required to approve the 2022 ESPP Plan in Item 3.

•        The affirmative vote of a majority of our outstanding shares of Common Stock is required to approve the 2022 Amendment in Item 4.

•        The affirmative vote of a majority of votes cast on the proposal is required to ratify the Auditor Appointment in Item 5.

Q:     Can I vote on other matters?

A:     Our Amended and Restated Bylaws limit the matters presented at an Annual Meeting to those in a notice of Annual Meeting and those otherwise properly presented at an Annual Meeting. Since none of our stockholders provided notice for any other business matters during the applicable period set forth in our Amended and Restated Bylaws, no matters other than those included in the Notice of Annual Meeting may properly come before the Annual Meeting.

Q:     Who will count the vote?

A:     Representatives of Broadridge Financial Solutions, Inc., our transfer agent, will tabulate the votes.

ITEM 1 — ELECTION OF DIRECTORS

Our Board of Directors (which is sometimes referred to in this proxy statement as our “Board”) currently consists of Raymond Chang, Guichao Hua, Thomas Massie, Timothy Mahoney, Leonard J. Sokolow, Krishnan Varier and Stuart Wilcox. You and the other stockholders are requested to vote for the nominees set forth below to serve as directors until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The individuals named as proxies will vote the enclosed proxy for the election of all nominees listed below, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the Board.

Vote Required

If a quorum is present, individual nominees will be elected by a plurality of the votes of shares present at the Annual Meeting or represented by proxy at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominees. If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. However, if you do not give instructions to the broker, then the broker will not be entitled to vote the shares with respect to the election of directors.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” each of the following nominees.

Following are the names and ages of the director nominees, the year they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships.

Nominees for Election

Name	Age	Experience
Raymond Chang	52

Mr. Chang has served as Chief Executive Officer and Chairman of the Board of Directors since June 2019 and served as the Company’s President from June 2019 to November 2021. From September 2015 through May 2019, Mr. Chang was a lecturer in the Practice of Management at the Yale School of Management and an Adjunct Professor at Babson College as well as a managing director at NXT Ventures. In 1997, Mr. Chang founded GigaMedia, the first broadband company in Asia. In 2000, this company went public on Nasdaq (Nasdaq: GIGM) and raised $280 million, one of the largest IPOs for an internet company prior to 2000. In 2007, Mr. Chang founded Luckypai, a leading TV shopping company in China and raised venture financing from Lightspeed Venture Partners, DT Capital, Intel, Lehman Brothers, and Goldman Sachs. Luckypai was sold to Lotte Group, which is one of the largest Asian conglomerates based in Korea, for $160 million in 2010. From 2012 to 2013, Mr. Chang served as the chief executive officer of New Focus Auto, the largest automobile aftersales service company listed on the Hong Kong Stock Exchange (HKSE: 0360.HK). In 2014, Mr. Chang completed the sale of New Focus Auto to CDH Investments, which is one of the largest private equity firms based in Asia and raised over $150 million for the company. In 2000, Mr. Chang was selected by Fortune as one of the twenty-five “Next Generation Global Leaders Under 40” and by Business Week Asia as one of Asia’s 20 most influential new economy leaders in the 21st century. He was also featured in 2005 as a panel speaker at the World Economic Forum in Zurich, Switzerland. Mr. Chang was the former treasurer/elected board member of Shanghai American School and a member of the Young Presidents Organization — Shanghai Chapter. Mr. Chang received his BA from New York University, MBA from Yale School of Management, and MPA from Harvard JFK School of Government. Mr. Chang has served as a Director of our Company since June 2019.

Name	Age	Experience
Guichao Hua	56

Mr. Hua has served as a member of our Board of Directors since June 15, 2019. Mr. Hua is a renowned expert in the global power electronics arena. He brings over 25 years of experience in the lighting industry and has extensive knowledge in running successful businesses. In 2007, Mr. Hua founded Inventronics Inc., which is currently one of the largest companies in the world engaged in the design and manufacture of high efficiency, high reliability and long-life LED drivers, and served as the founder and chief executive officer from 2007 to 2019 and has served as the executive chairman since 2019. In 2016, Inventronics became a public company in China (300582.SZ). In December 2017, Mr. Hua founded 4D Bios Inc., which is focused on the design, manufacture, and marketing and sales of LED vertical farm systems. 4D Bios aims to become a global leader in this high-tech new agriculture industry. Mr. Hua is a co-founder and former vice president of engineering of VPT Inc., which is now one of the largest military/aerospace power companies in the world. Mr. Hua received his Ph.D. from the Center for Power Electronic System (CPES) at Virginia Tech in 1994 and served as research associate and scientist in CPES for 5 years. Mr. Hua has obtained more than 20 U.S. patents and published more than 70 theses, enjoying a strong reputation in the switch power industry. Mr. Hua has served as a member of Agrify’s Board of Directors since June 2019.

Timothy Mahoney	65

Mr. Mahoney is the owner of Caribou LLC, a strategic advisory firm he founded in 2009 that consults with CEOs and their boards on managing systemic risk and maximizing shareholder value through the identification and capture of strategic opportunities. In March 2013, Mr. Mahoney also founded Cannae Policy Group, a Washington D.C. based public policy company, where he serves as a Chief Political Strategist advising companies, associations, and governments on complex public policy issues. Mr. Mahoney served as a U.S. Representative for Florida’s 16th congressional district from January 2007 to January 2009. From 1998 to 2007, Mr. Mahoney was a Co-Founder of vFinance, Inc., which subsequently acquired National Holdings Corporation. National Holdings Corporation has grown to become one of America’s leading middle-market investment brokerage firms, managing more than $5 billion of client assets with over 50 offices worldwide. Mr. Mahoney has also been involved with companies in the cannabis industry in varying capacities as a private investor, advisor and consultant, including Atlas Biotechnologies, Inc., a licensed medical cannabis grower operating in Canada and the EU, and Volcanic Green Holdings, Inc., a holding company for a Colombian based outdoor cultivation cannabis grower and CBD extracts producer. Mr. Mahoney holds a BA degree in Computer Science and Business from West Virginia University and an MBA from George Washington University. Mr. Mahoney has served as a member of Agrify’s Board of Directors since December 2020.

Thomas Massie	58

Mr. Massie became Agrify’s President and Chief Operating Officer in November 2021. From 2016 up until his recent appointment, Mr. Massie was a Senior Partner with WAVE Equity Partners, a private equity firm that accelerates market-validated companies solving some of the world’s greatest challenges in essential markets for water, waste, energy and food. Mr. Massie has worked closely with WAVE portfolio companies, driving rapid growth and organizational excellence best practices. From 1987 to 2016, Mr. Massie was the Founder and Chief Executive Officer of three technology companies, Mass Micro Systems, Focus Enhancements and Bridgeline Digital, each recognized by Deloitte Fast 50 as amongst the fastest growing companies in the United States, cumulatively generating over $750M in revenue and each completing successful IPOs on Nasdaq. From 2002 to 2007, Mr. Massie was a board member and chairman of the corporate governance committee for MapInfo, which was acquired by Pitney Bowes for $480M in 2007. Mr. Massie has served as a member of Agrify’s Board of Directors since June 2020.

Name	Age	Experience
Leonard J. Sokolow	65

Mr. Sokolow has been Chief Executive Officer and President of Newbridge Financial, Inc., a financial services holding company, and Chairman of Newbridge Securities Corporation, its broker-dealer subsidiary, since 2015. Mr. Sokolow previously served in a variety of roles at vFinance, Inc., a publicly traded financial services company, including as Chairman of the board of directors from January 2007, a member of the board of directors from November 1997 and Chief Executive Officer from November 1999 through July 2008, when it merged into National Holdings Corporation, a publicly traded financial services company. Mr. Sokolow also served as President of vFinance, Inc. from January 2001 through December 2006. From July 2008 until July 2012, Mr. Sokolow was President of National Holdings Corporation, and from July 2008 until July 2014, he was Vice Chairman of the board of directors of National Holdings Corporation. Mr. Sokolow has served on the board of directors of Consolidated Water Co. Ltd. (Nasdaq: CWCO), a developer and operator of advanced water supply and treatment plants and water distribution systems, since June 2006, where he currently serves as Chairman of the Audit Committee and as a member of the Nominations and Corporate Governance Committee. In addition, Mr. Sokolow has served as a director of the SQL Technologies Corp. (Nasdaq: SKYX) since November 2015 and has been a member of its Business Development Committee. Mr. Sokolow has served on the board of directors of Vivos Therapeutics, Inc. (Nasdaq: VVOS), a medical technology company focused on developing and commercializing innovative treatments for adult patients suffering from sleep-disordered breathing, since June 2020, where he currently serves as Chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. Since August 2021 Mr. Sokolow served on the Advisory Board of Masterworks. Mr. Sokolow earned a B.A. in Economics from the University of Florida, a J.D. from the University of Florida School of Law and a Masters of Law in Taxation from the New York University School of Law. Mr. Sokolow has served as a member of Agrify’s Board of Directors since December 2021.

Krishnan Varier	42

Mr. Varier joined Agrify’s Board of Directors in June 2020, after briefly serving as a board observer. He is a Managing Partner and the Chief Investment Officer of Arcadian Capital Management, a Los Angeles, California based venture capital private equity firm particularly focused on investing in ancillary businesses related to the cannabis and hemp industries. He has served in this role since joining Arcadian in 2018 to help lead its principal investing activities, bringing more than 15 years of financial services and Wall Street deal-making experience. From 2016 through 2018, Mr. Varier formed Varier Venture Consulting LLC to assist in the growth of early-stage startup companies, primarily by providing strategic advice regarding capital raising strategies. From 2014 through 2016, Mr. Varier was an investment banker with Cowen & Company, where he covered corporate clients in the healthcare biotechnology industry. From 2013 through 2014, he was a Senior Investment Analyst with Health Care REIT, which has since been re-branded as Welltower REIT, and is a leading provider of real estate capital to seniors housing operators, post-acute healthcare providers and health systems. From 2011 through 2013, Mr. Varier was an investment banker in BofA-Merrill Lynch’s Global Corporate & Investment Banking group covering healthcare corporate clients. He began his investment banking career in 2010 with Morgan Keegan, which is now part of Raymond James Financial Services, Inc. Mr. Varier has been involved in more than $6 billion in closed capital raising and merger and acquisition transactions as an investment banking professional. Mr. Varier earned a B.A. in Economics with a focus in Business Administration in 2001 from the University of Texas at Austin. In 2010, Mr. Varier received an MBA degree in Finance and Investment Management from the University of North Carolina at Chapel Hill, Kenan-Flagler Business School. Mr. Varier has served as a member of our Board of Directors since June 2020.

Name	Age	Experience
Stuart Wilcox	61

Since September 2020, Mr. Wilcox has served as Chairman of the Board of Ora Pharm, an international cannabis company based in New Zealand. He is also a member of the Advisory Board for Revelation Microelectronics, an Atlanta-based horticulture lighting and controls company, and a Managing Partner of NuRevelation, a North Carolina-based biotech company. From August 2017 to August 2020, Mr. Wilcox was the Chief Operating Officer of Curaleaf Holdings, Inc. (CSE: CURA) (OTCQX: CURLF), during which time the company grew into one of the industry’s largest cannabis companies. From September 2015 to October 2017, Mr. Wilcox was the Chief Operating Officer at Hostess Brands, Inc. (Nasdaq:TWNK). Mr. Wilcox has been a strong advocate for cannabis legislation to require product safety certifications for cannabis operators, standardized product testing, and standard operating procedures. He received an undergraduate degree in Engineering from the University of Toledo (Ohio) and a graduate degree from Central Michigan University. Mr. Wilcox has served as a member of our Board of Directors since February 2021.

CORPORATE GOVERNANCE

Board and Board Committee Matters

The Board currently consists of seven directors. The Board has determined that Timothy Mahoney, Leonard J. Sokolow, Krishnan Varier and Stuart Wilcox are all “Independent” directors under the Nasdaq listing standards.

As required by the Nasdaq listing standards, the Board must be composed of a majority of independent directors. The committee charters are reviewed annually and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices.

The Board currently has four standing committees consisting of: the Nominating and Corporate Governance Committee, the Compensation Committee, the Audit Committee and the Mergers and Acquisitions Committee. No member of the Audit, Compensation or Nominating and Corporate Governance Committee is an employee of the Company or its subsidiaries, and all are currently independent as defined by the Nasdaq listing standards. In March 2022, the Company became aware of a consulting arrangement between an entity partially owned by Mr. Mahoney and the Company that resulted in Mr. Mahoney not being considered independent for purposes of Audit Committee membership. Mr. Mahoney did not provide any consulting services on behalf of the consulting group and did not receive any fees from the consulting group in connection with the agreement between the consulting group and the Company. The Company promptly terminated the consulting relationship, upon which Mr. Mahoney regained his independent status for Audit Committee purposes. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has a written charter approved by the Board of Directors. The committee charters as well as the Company’s Code of Conduct and Ethics, which applies to all directors, officers and employees, are available under “Corporate Governance” in the Investor Relations section of our Company’s website at https://ir.agrify.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this proxy statement.

The current members of the Committees are identified below:

Director	Nominating and Corporate Governance	Compensation	Audit	Mergers and Acquisitions
Timothy Mahoney	X	X (Chair)	X	X
Leonard J. Sokolow		X	X
Krishnan Varier	X		X (Chair)	X (Chair)
Stuart Wilcox	X (Chair)	X		X

Nominating and Corporate Governance Committee.    The current members of the Nominating and Corporate Governance Committee are directors Wilcox, who chairs the committee, Mahoney and Varier. Each of these directors is independent as defined under applicable Nasdaq listing requirements. This Committee’s responsibilities include the selection of potential candidates for the Board.

Compensation Committee.    The current members of the Compensation Committee are directors Mahoney, who chairs the committee, Sokolow and Wilcox. Each of these directors is independent as defined under applicable Nasdaq listing requirements. The Compensation Committee is responsible for discharging the responsibilities of the Board with respect to the compensation of our executive officers. The Compensation Committee sets performance goals and objectives for the Chief Executive Officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee has retained the services of a compensation consultant and considers recommendations from the Chief Executive Officer with respect to goals and compensation of the other executive officers. The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation Committee and, in the case of director compensation, ratified by the Board.

Audit Committee.    The current members of the Audit Committee are directors Varier, who chairs the committee, Mahoney and Sokolow. The Board of Directors has determined that all members of the Audit Committee satisfy the financial literacy requirements of the Nasdaq listing standards and are independent as defined under the Nasdaq listing requirements and applicable Securities and Exchange Commission (“SEC”) rules. In addition, our Board of Directors has determined that each of Messrs. Varier and Sokolow qualifies as an “Audit Committee Financial Expert” as defined under SEC rules. The Audit Committee is primarily concerned with the accuracy and effectiveness of the audits of our Company’s financial statements by our independent registered public accountants. Its duties include, among other things:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from its management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related-person transactions.

The Audit Committee’s procedures for the pre-approval of audit and permitted non-audit services are described in “Item 5: Ratification of the Auditor Appointment.” For more information on the Audit Committee, refer to the “Report of the Audit Committee” included elsewhere herein.

Mergers and Acquisitions Committee.    The current members of the Mergers and Acquisitions Committee are directors Varier, who chairs the committee, Mahoney and Wilcox. The purpose of the Mergers & Acquisitions Committee is to assist the Board and the Audit Committee in evaluating any related party transactions that the Company may consider from time to time.

Number of Meetings of the Board of Directors and Attendance in 2021

During fiscal 2021, our Board and various Board Committees held the following number of meetings and took the following action by written consent: Board of Directors, eleven meetings and five actions by written consent; Audit Committee, seven meetings and one action by written consent; Compensation Committee, one meeting and two actions by written consent; Nominating and Corporate Governance Committee, four meetings and no action by written consent. No director attended fewer than 75% of the aggregate Board meetings and Board Committee meetings on which that director served.

Compensation Committee Interlocks and Insider Participation

During 2021, Messrs. Mahoney, Massie, Sokolow and Varier each served as members of the Compensation Committee. Mr. Massie served as the Compensation Committee chairman up until his being named as the Company’s President and Chief Operating Officer in November 2021. Upon his appointment, Mr. Massie was removed as a member of the Compensation Committee. During 2021, no member of the Compensation Committee, aside from Mr. Massie being named as an executive officer of the Company concurrently with his removal from the Compensation Committee, is or has ever been one of our officers or an employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Director Nomination Process

Our Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, which includes director nomination policies and provisions that are intended to describe the process by which candidates for possible inclusion in the Company’s recommended slate of director nominees are selected. The nomination policies are administered by the Nominating and Corporate Governance Committee of the Board of Directors.

The Board of Directors does not currently prescribe any minimum qualifications for director candidates. Consistent with the criteria for the selection of directors approved by the Board of Directors, the Nominating and Corporate Governance Committee will take into account our current needs and the expertise needed for board service, including experience and achievement in business, finance, technology or other areas relevant to our activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest including competitive conflict that might impede the proper performance of the responsibilities of a director; independence under SEC and Nasdaq listing standards; service on other boards of directors; sufficient time to devote to Board matters; and ability to work effectively and collegially with other Board members. In the case of incumbent directors, the Nominating and Corporate Governance Committee will review such directors’ overall service during their term, including the number of meetings attended, level of participation, and quality of performance during their term. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Corporate Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for meetings with the potential candidates. Although the Company does not maintain a separate policy regarding the diversity of the Board, during the director selection process the Nominating and Corporate Governance Committee does consider issues of diversity, such as occupation, gender, race and origin, when evaluating directors for nomination.

The Nominating and Corporate Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisors, and executive search firms. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee will consider any written recommendations of director candidates by stockholders received by the Corporate Secretary of the Company. Recommendations must include the candidate’s name and contact information and a statement of the candidate’s background and qualifications and must be mailed to Nominating and Corporate Governance Committee, Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, MA 01862, Attn: Corporate Secretary.

The nomination procedures are intended to provide a flexible set of guidelines for the effective functioning of our director nominations process. The Nominating and Corporate Governance Committee reviews periodically the nomination procedures and anticipates that modifications may be necessary from time to time as our needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Corporate Governance Committee may amend, with the approval of our Board of Directors, the nomination procedures included in the Nominating and Corporate Governance Committee charter and our other governance documents at any time, in which case the most current version will be available on our website at https://ir.agrify.com.

Board Diversity Matrix (As of April 11, 2022)

Total Number of Directors				7
Part I. Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	-	7	-	-
Part II. Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	3	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Director Qualifications

The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of the Company’s business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of achieving this goal. The Committee also considers the nominees’ roles in assisting with development and implementation of the Company’s strategic plan.

The Board of Directors believes that each director nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, private equity, finance, marketing and international business. Set forth below are the particular experiences, qualifications, attributes or skills, which led the Company’s Board of Directors to conclude that each director nominee should serve as a director of the Company.

Mr. Chang, a director since June 2019, is currently the chairman and chief executive officer of the Company. Mr. Chang has a wealth of successful experience directing, managing and/or financing early-stage agricultural- and technology-based companies. Mr. Chang’s entrepreneurial nature and well-developed leadership and financial experience led the Nominating and Corporate Governance Committee to conclude that his skills fit with the needs of the Board of Directors and qualified him to continue to serve as a director of the Company.

Mr. Hua, a director since June 2019, is currently the executive chairman of Inventronics, Inc., and provides the Company with extensive industry knowledge related to the design and manufacturing of indoor growing and lighting solutions. Mr. Hua’s exemplary career building thriving global hardware companies along with his design, engineering and manufacturing expertise led the Nominating and Corporate Governance Committee to conclude that his skills and background fit the needs of the Board of Directors and qualified him to continue to serve as a director of the Company.

Mr. Mahoney, a director since December 2020, through his strategic advisory firm, has worked as an independent consultant assisting management teams and boards of directors through the identification of systemic risk and the development of creative strategies targeted towards maximizing shareholder value. He also qualifies as an “audit committee financial expert” as defined under SEC rules. Mr. Mahoney’s knowledge and experience with the legislative process of Congress and his diverse experience and knowledge in corporate governance led the Nominating and Corporate Governance Committee to conclude that his skills and background fit the needs of the Board of Directors and qualified him to continue to serve as a director of the Company.

Mr. Massie, a director since June 2020, is the Company’s president and chief operating officer. Mr. Massie’s entrepreneurial, senior executive and board experience leading various successful early-stage growth companies enables him to provide effective oversight of the Company. Mr. Massie’s executive background, understanding of financial matters and broad public company operational experience led the Nominating and Corporate Governance Committee to conclude that his skills and background fit the needs of the Board of Directors and qualified him to continue to serve as a director of the Company.

Mr. Sokolow, a director since December 2021, is currently the chief executive officer and president of Newbridge Financial, Inc. and the Chairman of Newbridge Securities Corporation. Mr. Sokolow has vast financing and public company executive management and board of director experience. He also qualifies as an “audit committee financial expert” as defined under SEC rules. Mr. Sokolow’s financial experience, combined with his operational and board of director experience led the Nominating and Corporate Governance Committee to conclude that his skills and background fit the needs of the Board of Directors and qualified him to continue to serve as a director of the Company.

Mr. Varier, a director since June 2020, is a managing partner of Arcadian Capital Management, a leader in cannabis venture capital. Mr. Varier has nearly 20 years of experience in corporate finance and investment advisory. He also qualifies as an “audit committee financial expert” as defined under SEC rules. Mr. Varier’s extensive capital markets experience, knowledge of the cannabis industry, as well as his experience working with cannabis companies as an investor, mentor, advisor and consultant, led the Nominating and Corporate Governance Committee to conclude that his overall experience fits the needs of the Board of Directors and qualified him to continue to serve as a director of the Company.

Mr. Wilcox, a director since February 2021, has over 30 years of domestic and international experience in the cannabis and bio-tech industries. Mr. Wilcox was the chief operating officer of Curaleaf Holdings, Inc., a leading medical and wellness cannabis operator in the United States and had an active role in growing the company into one of the largest cannabis companies. Mr. Wilcox’s experience in the cannabis industry, as well as his success as driving sustainable growth and transformation in a publicly traded cannabis company, led the Nominating and Corporate Governance Committee to conclude that his skills and background continue to fit the needs of the Board of Directors and qualified him to continue to serve as a director of the Company.

Leadership Structure

Combining Chairman and Chief Executive Officer Roles.    Our Board of Directors is committed to the principle of independence from management and to the highest standards of corporate governance. All of our directors other than Messrs. Chang, Massie and Hua are independent under Nasdaq listing rules. Our Nominating and Corporate Governance, Audit and Compensation Committees are currently composed entirely of independent directors. Our Board of Directors has adopted a flexible policy regarding the issue of whether the positions of Chairman and Chief Executive Officer should be separate or combined. This policy allows the Board to evaluate regularly whether the Company is best served at any particular time by having our Chief Executive Officer or another director hold the position of Chairman.

Currently, the Board believes there are several important advantages to combining the positions of Chairman and Chief Executive Officer. The Chief Executive Officer is the director most familiar with our business and industry and is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Company’s independent directors bring experience, oversight, and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. Combining the Chief Executive Officer and Chairman positions creates a firm link between management and the Board, promotes the development and implementation of corporate strategy and facilitates information flow between management and the Board, which are essential to effective governance. The Board currently believes that combining the roles of Chairman and Chief Executive Officer contributes to a more efficient and effective Board, does not undermine the independence of the Board, and certainly has no bearing on the ethical integrity of the directors.

Board of Directors’ Oversight of Risk

Our management bears responsibility for the management and assessment of risk at the Company on a daily basis. Management is also responsible for communicating the most material risks to the Board and its committees, who provide oversight of the risk management practices implemented by management. Our full Board provides oversight for risk management, except for the oversight of risks that have been specifically delegated to a committee. Even when the oversight of a specific area of risk has been delegated to a committee, the full Board may maintain oversight over such risks through the receipt of reports from the committee. In addition, the full Board may assume oversight over a particular risk, even if the risk was initially overseen by a committee, when the Board deems it appropriate. The Board and committee reviews occur principally through the receipt of regular reports from Company management on these areas of risk and discussions with management regarding risk assessment and risk management.

Committees.    The Audit Committee maintains initial oversight over risks related to the integrity of the Company’s financial statements, internal control over financial reporting and disclosure controls, the performance of the Company’s independent registered public accounting firm and the operation of the Company’s ethics program. The Company’s Compensation Committee maintains initial oversight of risks related to the Company’s compensation practices, including practices related to equity programs, other executive or Company-wide incentive programs and hiring and retention. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to independence of Board members and compliance with SEC rules and Nasdaq listing standards with respect to Board and committee composition.

Full Board.    At its regularly scheduled meetings, the Board generally receives several reports which include information relating to specific risks faced by the Company. As appropriate, the Company’s Chief Executive Officer or other members of senior management provide operational reports, which include risks relating to the Company’s business. At each regularly scheduled Board meeting, the full Board also receives reports from committee chairpersons, which may include a discussion of risks initially overseen by the committees for discussion and input from the full Board. As noted above, in addition to these regular reports, the Board receives reports on specific areas of risk from time-to-time, such as cyclical or other risks that are not covered in the regular reports given to the Board.

Compensation of Outside Directors

Annual Cash Compensation.    Each of the Company’s non-employee directors receives an annual cash retainer of $24,000, payable in twelve monthly installments. In addition, the following Committee retainer amounts are payable to Committee members.

The Audit Committee Chair receives an annual retainer of $5,000 per year, while Audit Committee members are entitled to receive an annual retainer of $1,000. The annual retainers are paid in twelve monthly installments and are in addition to the annual cash retainer for non-employee directors described above.

The Compensation Committee Chair receives an annual retainer of $5,000 per year, while Compensation Committee members are entitled to receive an annual retainer of $1,000. The annual retainers are paid in twelve monthly installments and are in addition to the annual cash retainer for non-employee directors described above.

The Nominating and Corporate Governance Committee Chair receives an annual retainer of $5,000 per year, while Nominating and Corporate Governance Committee members are entitled to receive an annual retainer of $1,000. The annual retainers are paid in twelve monthly installments and are in addition to the annual cash retainer for non-employee directors described above.

Currently, there are no annual retainer fees awarded to either the Merger and Acquisitions Committee Chair or the Merger and Acquisition Committee members.

Stock Options and Share-Based Awards.    Following initial election to the Company’s Board of Directors, non-employee directors are eligible to receive a nonqualified stock option to purchase shares (set at a fixed amount of 50,000 stock options).

The Company’s Board and Compensation Committee believe that equity-based awards are essential to our continued success. Equity-based awards are necessary to attract, retain and motivate highly qualified directors to serve Agrify and to improve Agrify’s business results and earnings by providing these individuals an opportunity to acquire or increase a direct proprietary interest in Agrify’s operations and future success while further aligning recipient’s interests with those of shareholders.

The Board compensation guidelines described above are designed to (a) compensate Committee members through Committee cash retainers in order to provide compensation commensurate with relevant service level commitments for Committee service and (b) set overall Board compensation at a level that is competitive with market norms, in order to enable the Company to attract potential new directors and provide market-based remuneration for existing directors.

Non-Equity Incentive Plan Compensation.    We do not provide Non-Equity Incentive Compensation to our directors.

Pension Benefits.    We do not have a pension plan and therefore, do not offer any such pension arrangements to our directors.

Outside Directors Compensation Table for 2021

The table below provides compensation information for the year ended December 31, 2021 for each non-employee member of our Board of Directors. Messrs. Wilcox and Sokolow were appointed to the Company’s Board in February 2021 and December 2021, respectively. Mr. Massie, in connection with his appointment as the Company’s President and Chief Operating Officer in November 2021, became an employee member of the Board and became ineligible to receive non-employee director compensation subsequent to his appointment. Mr. Oakes resigned from the Company’s Board in November 2021 in connection with his being appointed as the Company’s Chief Financial Officer.

Director	Fees Earned or Paid In Cash(1)	Stock Awards	Option Awards (2) (3) (4) (5)	Non-Equity Incentive Plan Compensation	Change In Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (6)	Total
Guichao Hua	$20,857	$—	$350,700	$—	$—	$—	$371,557
Timothy Mahoney	31,940	—	350,700	—	—	—	382,640
Thomas Massie	28,571	—	828,137	—	—	—	856,709
Timothy Oakes	28,571	—	350,700	—	—	—	379,271
Leonard J. Sokolow	—	—	235,905	—	—	—	235,905
Krishnan Varier	27.929	—	350,700	—	—	—	378,629
Stuart Wilcox	26,357	—	350,700	—	—	20,000	397,057

____________

(1)      Represents the aggregate dollar amount of all fees earned or paid in cash for services as a director, including monthly retainer fees and committee membership, as described above.

(2)      On February 17, 2021, Messrs. Hua, Mahoney, Massie, Oakes, and Varier, in connection with the Company’s Initial Public Offering, and their becoming directors of a publicly traded Company, received an option award to purchase 50,000 shares of the Company’s Common Stock with a grant date fair value of $7.01 per share. The amounts in this column represents the grant date fair value of such share-based awards (other than for Mr. Massie, these awards represent the only awards issued in 2021 to the above non-employee directors). The reported amounts are calculated in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, “Compensation — Stock Compensation (“ASC Topic 718”). Underlying assumptions utilized in the determination of fair value for the share-based awards were as follows: Exercise Price of $13.84 (closing price on February 17, 2021), Expected Term of 10.0 years, Volatility of 40% and a Discount Rate of 1.29%.

(3)     On October 6, 2021, Mr. Massie, as consideration for his serving as the Interim General Manager of the Precision Extraction division of the Company, received an option award to purchase 50,000 shares of the Company’s Common Stock with a grant date fair value of $9.55 per share, subject to his remaining in the Interim General Manager position. Additional amounts in this column for Mr. Massie include the grant date fair value of additional share-based award. The reported amount is calculated in accordance with the provisions of FASB ASC Topic 718. Underlying assumptions utilized in the determination of fair value for the share-based awards were as follows: Exercise Price of $18.61 (closing price on October 5, 2021), Expected Term of 10.0 years, Volatility of 40% and a Discount Rate of 1.53%.

(4)      On December 31, 2021, Mr. Sokolow, in connection with his initial appointment to the board, received an option award to purchase 50,000 shares of the Company’s Common Stock with a grant date fair value of $4.72 per share. The amounts in this column represents the grant date fair value of such share-based awards. The reported amounts are calculated in accordance with the provisions of FASB ASC Topic 718. Underlying assumptions utilized in the determination of fair value for the share-based awards were as follows: Exercise Price of $9.20 (closing price on December 31, 2021), Expected Term of 10.0 years, Volatility of 40% and a Discount Rate of 1.52%.

(5)      As of December 31, 2021, the aggregate number of unexercised stock option awards outstanding for each current non-employee director were as follows: 91,120 for each of Messrs. Hua, Mahoney, and Varier; and 50,000 for each of Messrs. Sokolow and Wilcox.

(6)      During 2021, the Company entered into a strategic advisory consulting agreement with Mr. Wilcox leveraging his cannabis-related expertise in cultivation, extraction, supply chain optimization and industry networking. Per the terms of the agreement, the Company will pay a $10,000 monthly consulting fee to Mr. Wilcox, which fee is in addition to his board-related monthly retainer and committee membership fees described above.

Stockholder Communications with the Board

The Board of Directors welcomes communications from stockholders. Parties interested in the Company and the operation of the Board or its committees, in addition to contacting management, may contact the Chairman of the Board or the Independent directors as a group by directing requests for such contact through the Company’s Corporate Secretary at “Board of Directors/Non-Employee Directors, Agrify Corporation, 76 Treble Cove Road, Building No.3, Billerica, MA 01862, Attn: Corporate Secretary”. Communications by e-mail should be addressed to board@agrify.com and marked “Attention: Corporate Secretary” in the “Subject” field. Requests for contact, except for those stockholder communications that are outside the scope of Board matters or duplicative of other communications by the applicable stockholder and previously forwarded to the intended recipient, shall be directed by the Company’s Corporate Secretary to (a) the intended recipient or (b) the Chairman of the Board, who shall, subject to advice and assistance from the Company’s legal advisors, (i) be primarily responsible for monitoring communications from shareholders and other interested parties and (ii) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

Annual Meeting Attendance

Directors are required, absent compelling circumstances, to attend our Annual Meeting of Stockholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct that applies to our directors, officers and employees. This code of ethics and business conduct (which we refer to as a “code of conduct”) may be accessed and reviewed through the Company’s website at https://ir.agrify.com. Any amendments to, or waivers from, any provisions of the code of conduct which apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions, will be disclosed either on a Current Report on Form 8-K or on our website promptly following the date of any such amendment or waiver.

ITEM 2 — APPROVAL OF THE 2022 OMNIBUS EQUITY INCENTIVE PLAN

General

This section provides a summary of the terms of Agrify’s 2022 Omnibus Equity Incentive Plan (the “2022 Omnibus Plan”) and the proposal to approve the plan.

Our Board and Compensation Committee adopted the 2022 Omnibus Plan in April 2022, subject to approval from our stockholders at the Annual Meeting. We are asking our stockholders to approve the 2022 Omnibus Plan because we believe that the plan is essential to our continued success. The purpose of the 2022 Omnibus Plan is to attract and retain highly qualified officers, directors, key employees and other key individuals and to motivate these individuals to serve Agrify and to expend maximum effort to improve Agrify’s business results and earnings by providing these individuals an opportunity to acquire or increase a direct proprietary interest in Agrify’s operations and future success. We believe that a grant under the 2022 Omnibus Plan will be a valuable incentive for the participants in the plan and will ultimately benefit stockholders by aligning more closely the interests of 2022 Omnibus Plan participants with those of our stockholders.

If our stockholders approve the 2022 Omnibus Plan, the number of shares of Common Stock reserved for issuance under the 2022 Omnibus Plan will be 2,000,000, less grants made under our existing Agrify Corporation 2020 Omnibus Equity Incentive Plan (the “2020 Omnibus Plan”) after December 31, 2021 and prior to the date of the Annual Meeting, and subject to adjustment as described below and in the 2022 Omnibus Plan. The 2022 Omnibus Plan will serve as a replacement for our 2020 Omnibus Plan, which had authorized a total of 3,355,859 shares of Common Stock available for issuance as of April 11, 2022. The approval of the 2022 Omnibus Plan will have no effect on the 2020 Omnibus Plan or any options granted pursuant to the 2020 Omnibus Plan. All options will continue with their existing terms and will be subject to the 2020 Omnibus Plan, as applicable. No shares will be available for award under the 2020 Omnibus Plan once the 2022 Omnibus Plan becomes effective.

As of April 14, 2022, the closing price of our Common Stock was $3.86 per share.

Because participation and the types of awards under the 2022 Omnibus Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the 2022 Omnibus Plan is approved are not currently determinable. As of April 11, 2022, there were five executive officers, 183 employees and five non-employee directors who were eligible to participate in the 2022 Omnibus Plan.

2022 Omnibus Plan Highlights

Some of the key features of the 2022 Omnibus Plan that reflect Agrify’s commitment to effective management of incentive compensation are as follows:

•        Plan Limits.    Total awards under the 2022 Omnibus Plan in general are limited to a maximum of 2,000,000 authorized shares. This authorization will be reduced by the number of shares granted under the 2020 Omnibus Plan between December 31, 2021 and the date of the Annual Meeting.

•        No Liberal Share Recycling on Stock Options or SARs.    The 2022 Omnibus Plan provides that only shares covering awards that are canceled, forfeited or terminated without issuance of the full number of shares of Common Stock to which the award is related will again be available for issuance under the 2022 Omnibus Plan. The following shares will not be added back to the aggregate plan limit: (i) shares tendered in payment of the exercise price for an option, (ii) shares we withhold to satisfy tax withholding obligations (other than with respect to Restricted Stock, Restricted Stock Unit awards or Performance Share Awards), and (iii) stock appreciation rights (“SARs”) that are settled in stock.

•        No Repricing or Cash Buyouts.    Stock option and SAR repricing (including reducing the exercise price of stock options or replacing an award with cash or another award type) is prohibited without stockholder approval under the 2022 Omnibus Plan.

•        No Dividends on Unvested Restricted Shares or RSUs.    Under the 2022 Omnibus Plan, holders of unvested Restricted Stock or Restricted Stock Units will not have any rights to receive dividends with respect to such Awards.

•        Minimum Vesting Period.    Generally, all awards will have a minimum vesting period of at least one year, subject to an exception of 5% of the aggregate shares authorized for grant under the 2022 Omnibus Plan and certain other limited exceptions as described below and in the 2022 Omnibus Plan.

•        Awards Subject to Forfeiture or Clawback.    Awards under the 2022 Omnibus Plan will be subject to clawback in certain circumstances as well as any other forfeiture and penalty conditions determined by the Compensation Committee in the Company’s clawback policy.

•        No Automatic “Single Trigger” Vesting.    The 2022 Omnibus Plan does not contain an automatic single-trigger vesting provision that would accelerate awards solely upon a change-in-control (as defined in the 2022 Omnibus Plan).

Description of the 2022 Omnibus Plan

A description of the provisions of the 2022 Omnibus Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2022 Omnibus Plan. A copy of the 2022 Omnibus Plan has been filed with the Securities and Exchange Commission with this proxy statement and is attached hereto as Appendix A. Any stockholder who wishes to obtain a printed copy of the 2022 Omnibus Plan may do so by written request to the Secretary at our principal executive offices set forth above.

Administration

The 2022 Omnibus Plan will be administered a Committee, which shall consist of two (2) or more members of our Board appointed by our Board or such other committee of our Board to which it has properly delegated power, or if no such committee or subcommittee exists, our Board. To the extent required by applicable law, rule, or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable.

The Committee is authorized to, among other things: (a) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2022 Omnibus Plan and any instrument or agreement relating to, or any award granted under, the 2022 Omnibus Plan (each, an “Award”); (b) promulgate, amend, and rescind any rules and regulations relating to the 2022 Omnibus Plan; (c) adopt sub-plans; and (d) to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2022 Omnibus Plan. Except to the extent prohibited by applicable law regulations, the Committee may allocate all or any portion of its responsibilities and powers to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2022 Omnibus Plan.

Unless otherwise expressly provided in the 2022 Omnibus Plan, all determinations, interpretations and other decisions under or with respect to the 2022 Omnibus Plan or any Award or any documents evidencing Awards granted pursuant to the 2022 Omnibus Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive, and binding upon all persons or entities, including, without limitation, Agrify, any Participant, any holder or beneficiary of any Award, and any of our stockholders. The Committee may make grants of the following Awards to Eligible Persons (defined below) pursuant to terms and conditions set forth in the applicable Award Agreement, including, subjecting such Awards to performance goals listed in the 2022 Omnibus Plan.

•        Stock Option Awards

•        Stock Appreciation Right Awards

•        Restricted Stock and Restricted Stock Unit Awards

•        Performance Share Awards

•        Other Stock-Based Awards and Cash-Based Awards

Eligible Shares

The maximum aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the 2022 Omnibus Plan shall be equal to (a) two million (2,000,000) shares of Common Stock, plus (b) the number of shares of Common Stock underlying any award granted under the 2020 Omnibus Plan that expires, terminates or is canceled or forfeited under the terms of the 2020 Omnibus Plan minus (c) the number of shares of Common Stock underlying any award granted under the 2020 Omnibus Plan between January 1, 2022 and the date of Annual Meeting. The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan shall be equal to the maximum number of shares issuable under the 2022 Omnibus Plan. If any Option, Stock Appreciation Right, or Other Stock-Based Awards granted under the Plan expires, terminates, or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Share Awards, or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Share Awards, or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. Shares of Common Stock subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by Agrify to satisfy any tax withholding obligation (other than with respect to Restricted Stock, Restricted Stock Units and Performance Share Awards, in which case such shares will again be available for issuance), or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. No shares have yet been issued nor Awards granted under the 2022 Omnibus Plan.

Eligible Participants

Any employee of Agrify or any of its affiliates, any director, or person who is a consultant to Agrify, or any individuals designated by the Committee who are reasonably expected to become employees, consultants, or directors after the receipt of Awards (each, an “Eligible Person”) shall be permitted to participate (a “Participant”) under the 2022 Omnibus Plan. Only Eligible Persons who are also employees of Agrify or its affiliates are eligible to receive incentive stock options under the 2022 Omnibus Plan. Eligibility for the grant of an incentive stock option and actual participation in the 2022 Omnibus Plan shall be determined by the Committee in its sole discretion.

Options

The holder of an option will be entitled to purchase a number of our shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The Committee may grant non-qualified stock options and incentive stock options (“Options”) to Eligible Persons. All Options granted under the 2022 Omnibus Plan are required to have a per share exercise price that is not less than one hundred percent (100%) of the fair market value of Agrify’s Common Stock underlying such stock options on the date such Options are granted (other than in the case of Options that are substitute Awards). The maximum term for Options granted under the 2022 Omnibus Plan will be ten (10) years from the initial date of grant. The purchase price for the shares as to which a Option is exercised may be paid, to the extent permitted by law, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, including: (i) by delivery to Agrify of other Common Stock, duly endorsed for transfer to Agrify, with a fair market value on the date of delivery equal to the Option exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate fair market value on the date of attestation equal to the Option exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a fair market value equal to the aggregate Option exercise price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee.

Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights under the 2022 Omnibus Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2022 Omnibus Plan. The Committee may award Stock Appreciation Rights in tandem with Options or independent of any Option. Generally, each Stock Appreciation Right will entitle the participant upon exercise to an amount (in cash, shares, or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock, over (B) the exercise price per share, multiplied by (ii) the number of shares of Common Stock covered by the Stock Appreciation Right. The exercise price per share of a Stock Appreciation Right will be determined by the Committee at the time of grant, but in no event may such amount be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Stock Appreciation Right is granted.

Restricted Stock and Restricted Stock Units

The Committee may grant restricted shares of our Common Stock (“Restricted Stock”) or restricted stock units (“Restricted Stock Units”), representing the right to receive, upon vesting and the expiration of any applicable restricted period, one (1) share of Common Stock for each Restricted Stock Unit or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to Restricted Stock, subject to the other provisions of the 2022 Omnibus Plan, the holder will generally have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock, but the holder will not have the right to receive dividends on any unvested shares of Restricted Stock. Participants have no rights or privileges as a stockholder with respect to Restricted Stock Units.

Performance Share Awards

The Committee may grant Performance Share Awards to a Participant payable upon the attainment of specific performance goals. Each Performance Share Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the 2022 Omnibus Plan and that the Committee may from time to time approve.

Other Equity-Based and Cash-Based Awards

The Committee may grant other equity-based or cash-based Awards under the 2022 Omnibus Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2022 Omnibus Plan.

Effect of Certain Corporate Transactions and Events

In the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any Award, Awards granted under the 2022 Omnibus Plan and any Award Agreements, the exercise price of options and SARs, the performance goals to which Performance Share Award and cash-based awards are subject, the maximum number of shares of Common Stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

In connection with any Change in Control of Agrify (as such term is defined in the 2022 Omnibus Plan, a “Change in Control”), the Committee may, in its sole discretion, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Common Stock in the Change of Control over the per share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following the applicable Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Participant whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Participant whose employment has been terminated as a result of a Change of Control, upon the Participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change.

Nontransferability of Awards

Each Award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Committee may determine, in its sole discretion, that a non-qualified stock option may be transferred to a family member, or to certain trusts or foundations or other transferees as permitted by the Committee (“Permitted Transferee”). A non-qualified stock option that is transferred to a Permitted Transferee will remain subject to the terms of the 2022 Omnibus Plan and the applicable Award Agreement.

Minimum Vesting Requirements

No award will be granted with a lapse of any vesting obligations earlier than at least one year following the date of grant. Notwithstanding the foregoing, the Committee may grant up to a maximum of five percent of the aggregate number of shares available for issuance under the 2022 Omnibus Plan (subject to certain equitable adjustments), without regard to this minimum vesting requirement, and the minimum vesting requirement does not apply to (i) any substitute awards (as defined in the plan), (ii) shares delivered in lieu of fully vested cash awards, (iii) awards to directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change-in-control, in the terms of the award or otherwise.

Clawback and Recoupment

Awards under the 2022 Omnibus Plan will be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria, and if the Company or any of its subsidiaries terminate a participant’s service relationship due to the grantee’s gross negligence or willful misconduct, which conduct, directly or indirectly, results in the Company preparing an accounting restatement. Awards will also be subject to any clawback policy the Company may have in effect from time to time.

Amendment and Termination

Our Board may amend the 2022 Omnibus Plan at any time, subject to shareholder approval to the extent required by applicable law or regulation or the listing standards of Nasdaq or any other market or stock exchange on which the Common Stock is at the time primarily traded. Additionally, shareholder approval will be specifically required to decrease the exercise price of any outstanding Option or SAR granted under the 2022 Omnibus Plan. Our Board may terminate the 2022 Omnibus Plan at any time. Unless sooner terminated by our Board, the 2022 Omnibus Plan will terminate on the ten (10) year anniversary of shareholder approval of the 2022 Omnibus Plan.

Section 162(m) of the Internal Revenue Code

As a general rule, Agrify will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2022 Omnibus Plan may cause this limitation to be exceeded in any particular year.

Federal Income Tax Consequences

This section provides a summary of the federal income tax (and to some extent, estate tax) consequences that would accrue to Agrify and the grantee under current tax laws. Such laws and their interpretation by the Internal Revenue Service are subject to change. The general consequences described in this summary may not apply in unusual situations.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or Agrify. Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will recognize taxable capital gain or loss, measured by the excess of the amount realized on the disposition over the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

Incentive Stock Options.    The grant of an Option will not be a taxable event for the grantee or for Agrify. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) and to certain reporting requirements.

Restricted Stock.    A grantee who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the shares of Common Stock are subject to restrictions (that is, the Restricted Stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the Common Stock on the date of the Award (less the purchase price, if any), determined without regard to the restrictions (except any restrictions that will never lapse). If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.    There are no immediate tax consequences of receiving an award of Restricted Stock Units under the 2022 Omnibus Plan. A grantee who is awarded Restricted Stock Units will recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of SARs under the 2022 Omnibus Plan. Upon exercising an SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Share Awards, Other Stock-Based Awards, and Cash-Based Awards.    The tax treatment with respect to Performance Share Awards, other stock-based awards and cash-based awards will depend on the structure of such awards.

Section 409A.    We intend for awards granted under the plan to comply with Section 409A of the Internal Revenue Code. To the extent a grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% additional tax.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast on the matter will be required to approve the proposed 2022 Omnibus Plan. Broker non-votes and abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” the approval of the 2022 Omnibus Plan.

ITEM 3 — APPROVAL OF THE 2022 EMPLOYEE STOCK PURCHASE PLAN

General

This section provides a summary of the terms of Agrify’s 2022 Employee Stock Purchase Plan (the “2022 ESPP”) and the proposal to approve the plan.

Our Board and Compensation Committee adopted the 2022 ESPP in April 2022, subject to approval from our stockholders at the Annual Meeting. We are asking our stockholders to approve the 2022 Omnibus Plan because we believe that the plan is essential to our continued success.

The purpose of the 2022 ESPP is to promote the overall financial objectives of Agrify and its stockholders by motivating employees to achieve long-term growth in stockholders’ equity in Agrify. The 2022 ESPP will promote employee stock ownership in Agrify through the grant of options to purchase shares of Agrify’s Common Stock. The 2022 ESPP is intended to constitute an “employee stock purchase plan” under Section 423 of the Code (such offerings “Section 423 Offering”); however, the Compensation Committee may also authorize offerings under the 2022 ESPP that are not intended to comply with the requirements of Section 423 of the U.S. Internal Revenue Code.

Summary Description of the 2022 ESPP

The principal terms of our 2022 ESPP are summarized below. The discussion of our 2022 ESPP that follows is qualified in its entirety by the description of and full terms of the 2022 ESPP that are included as part of Appendix B to this proxy statement.

Administration.    The Compensation Committee of our Board will administer the 2022 ESPP. The Compensation Committee has authority to construe, interpret and apply the terms of the 2022 ESPP.

Operation.    The 2022 ESPP is generally expected to operate in consecutive semi-annual periods referred to as “option periods.” The first option period is expected to commence on July 1, 2022 and end on the last trading day in the semi-annual period ending December 31, 2022, with successive option periods expected to begin on the first day of January and July and to terminate on the last trading day of June and December, respectively. The 2022 ESPP gives the Compensation Committee the flexibility to change the duration of future option periods. However, option periods may not last longer than the maximum period permitted under Section 423 of the Code. Section 423 of the Code generally limits the length of such offerings to either 5 years or 27 months, depending on the terms of the offering.

On the first day of each option period (the “Grant Date”), each eligible employee for that option period will be granted an option to purchase shares of Common Stock. Each participant’s option will permit the participant to purchase a number of shares determined by dividing the employee’s accumulated payroll deductions for the option period by the applicable purchase price. A participant must designate in his or her enrollment package the percentage (if any) of compensation to be deducted during that option period for the purchase of stock under the 2022 ESPP. The participant’s payroll deduction election will generally remain in effect for future option periods unless terminated by the participant. A participant may increase or decrease his or her payroll deductions during the option period pursuant to the procedures set forth in the 2022 ESPP.

Each option granted under the 2022 ESPP will automatically be exercised on the last day of the respective option period (referred to as the “Exercise Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s accumulated payroll deductions as of the Exercise Date for the option period by the purchase price of the option. The purchase price for each option is generally expected to equal the lesser of (1) 85% of the fair market value of a share of the Common Stock on the applicable Grant Date, or (2) 85% of the fair market value of a share of the Common Stock on the applicable Exercise Date. A participant’s accumulated payroll deductions will be reduced upon exercise of his or her option by the amount used to pay the purchase price of the shares acquired by the participant. Agrify will maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account.

Eligibility.    Only certain employees will be eligible to participate in the 2022 ESPP. All employees of Agrify and any subsidiaries of Agrify which have been designated by the Compensation Committee as eligible to participate in an option period will generally be eligible to participate in such offering period. However, the following employees will not be eligible to participate in such option period:

•        employees who have been employed by Agrify or its subsidiaries for less than 3 months;

•        employees whose customary employment is for not more than 20 hours per week; and

•        employees whose customary employment is for not more than five months per calendar year.

Limits on Authorized Shares; Limits on Contributions.    If our stockholders approve the 2022 ESPP at the Annual Meeting, a maximum of 500,000 shares of Common Stock may be purchased under the 2022 ESPP.

Participation in the 2022 ESPP is also subject to the following limits:

•        A participant cannot contribute less than 1% or more than 10% of his or her compensation to the purchase of stock under the 2022 ESPP in any one payroll period;

•        A participant cannot accrue rights to purchase more than $25,000 of stock (valued at the Grant Date of the applicable offering period and without giving effect to any discount reflected in the purchase price for the stock) for each calendar year in which an option is outstanding; and

•        A participant will not be granted an option under the 2022 ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock possessing five percent (5.0%) or more of the total combined voting power or value of all classes of stock of Agrify or one of its subsidiaries or to the extent it would exceed certain other limits under the Code.

The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Termination of Employment.    If an employee is terminated or ceases to be an eligible employee at least thirty days before an Exercise Date, the participant will be deemed to have withdrawn from the 2022 ESPP and all accumulated payroll deductions will be returned to the participant. If a participant’s employment is terminated or ceases to be an eligible employee within thirty days before an Exercise Date, the accumulated payroll deductions will be used to purchase shares on the Exercise Date.

Corporate Transactions.    Generally, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code, each outstanding option under the 2022 ESPP will be assumed, or an equivalent option substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the offering period with respect to which the option relates will be shortened by setting a new Exercise Date on which the offering period will end, which will occur before the date of the corporate transaction.

Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of Agrify, or other change in Agrify’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 ESPP, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the 2022 ESPP, the purchase price per share and the number of shares of Common Stock covered by each outstanding option under the 2022 ESPP, and the numerical limits on participation in the 2022 ESPP.

Transfer Restrictions.    A participant’s rights with respect to options or the purchase of shares under the 2022 ESPP, as well as payroll deductions credited to his or her 2022 ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Amendments.    The Committee may amend, suspend or terminate the 2022 ESPP at any time, subject to stockholder approval for any increase in the number (or change in the type) of securities that may be purchased under the 2022 ESPP or as otherwise required under Section 423 of the Code.

Term.    The 2022 ESPP will continue until terminated by the Committee or automatically if no shares of our Common Stock remain available for purchase.

Federal Income Tax Consequences of the 2022 ESPP

The following is a general summary under current law of the principal United States federal income tax consequences related to participation in the 2022 ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information and does not purport to be complete. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 2022 ESPP and the right to participants to make purchases thereunder are generally intended to qualify under the provisions of Sections 421 and 423 of the Code. A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. For federal income tax purposes, a participant in an offering under the provisions of Sections 421 and 423 generally will not recognize taxable income on the grant of an option under the 2022 ESPP, nor will Agrify be entitled to any deduction at that time. Additionally, the participant generally should not recognize taxable income at the time of exercise of any purchase right granted under the 2022 ESPP. In general, no income relating to options granted or shares purchased under the 2022 ESPP will be taxable to a participant until the disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If stock acquired upon exercise of an option granted under the 2022 ESPP is held for a minimum of two years from the offering date and one year from the purchase date (or the participant dies holding the shares at any time), the participant (or the participant’s estate) will recognize ordinary income on a subsequent sale or disposition of the shares (or, upon death, while holding the shares), measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (2) the excess of the fair market value of the shares on the offering date over the purchase price. Any additional gain on a sale or other disposition of the shares will be treated as long-term capital gain.

If the holding period requirements are not met, the participant will recognize ordinary income at the time of the sale or other disposition equal to the excess of the fair market value of the shares on the date the option is exercised over the purchase price, with any remaining gain or loss being treated as capital gain or capital loss. However, if the holding period requirements are not met and the amount realized at the time of disposition is less than the fair market value of the shares at the time of exercise, the participant will recognize ordinary income to the extent of the excess of the fair market value of such shares on the date the option was exercised over the purchase price for such shares, and a capital loss to the extent the fair market value of such shares on the exercise date exceeds the amount realized upon disposition.

We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an option granted under an offering or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

The tax consequences of any offerings authorized by the Compensation Committee under the 2022 ESPP that are not intended to comply with the requirements of Section 423 of the U.S. Internal Revenue Code may differ materially from the discussion provided above and participants should consult with their own tax advisors.

New Plan Benefits

Because the number of shares that may be purchased under the 2022 ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our Common Stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast on the matter will be required to approve the proposed 2022 ESPP. Broker non-votes and abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” the approval of the 2022 ESPP.

ITEM 4 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

General

This section provides a summary of the proposal to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 53,000,000 to 103,000,000 (the “Increase in Authorized Shares”).

On April 19, 2022, our Board voted to recommend an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock, as described below (the “Charter Amendment”). Under the terms of our Articles of Incorporation and Nevada law, this amendment must be approved by the holders of a majority of the outstanding shares of Common Stock. This amendment makes no other changes to our Articles of Incorporation.

This proposal is intended to give us flexibility to issue Common Stock or securities convertible into Common Stock if an attractive opportunity to do so arises. In particular, the proposal would allow us to move quickly if an increase in the market price of our Common Stock allows us to replace, reduce or eliminate our existing indebtedness by selling Common Stock or convertible securities on terms that we and our Board believe enhance long-term value for our stockholders. In addition, the newly authorized shares of Common Stock would be issuable for any other proper corporate purpose, including, but not limited to, capital raising transactions, grants under equity compensation plans, potential strategic transactions, including mergers, acquisitions, and other general corporate transactions.

Description of the Amendment

As of April 11, 2022, our current authorized capital stock of 53,000,000 consisted of 50,000,000 shares of Common Stock, of which 26,549,220 shares were outstanding, and 3,000,000 shares of preferred stock, none of which were outstanding. Approximately 13,839,751 shares may be issued under existing obligations associated with our existing omnibus equity incentive plan and outstanding warrants. Our Board proposes to amend the first full sentence of Article 3 of our Articles of Incorporation so that it would read in its entirety as follows:

“The total number of shares of stock that the Corporation shall have authority to issue is 103 million, consisting of: 100 million shares of Common Stock, par value $0.001 per share (“Common Stock”) and 3 million shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).”

Under the terms of the Charter Amendment, the total number of authorized shares of capital stock would be increased to 103,000,000. The number of shares of Common Stock authorized will be increased to 100,000,000. The number of shares of preferred stock would remain unchanged at 3,000,000.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Subject to preferences that may be applicable to any then outstanding preferred stock, the holders of our outstanding shares of Common Stock are entitled to receive dividends, if any, as may be declared from time to time by our board of directors out of legally available funds. In the event of our liquidation, dissolution or winding up, holders of Common Stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities, subject to the satisfaction of any liquidation preference granted to the holders of any outstanding shares of preferred stock. Holders of our Common Stock have no preemptive, conversion or subscription rights, and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences and privileges of the holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of our preferred stock that are outstanding or that we may designate and issue in the future.

Potential Adverse Effects of the Charter Amendment

Future issuances of Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of Agrify.

Appraisal Rights

Pursuant to the Nevada Revised Statutes, stockholders are not entitled to appraisal rights with respect to the Charter Amendment.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which Agrify expects to file promptly after the Annual Meeting. If the proposed amendment is not approved by Agrify stockholders, the number of authorized shares of Common Stock will remain unchanged.

Vote Required

If a quorum is present, the affirmative vote of holders of a majority of the outstanding shares of Common Stock will be required to approve the proposed Charter Amendment to effect the Increase in Authorized Shares. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote “against” Item 4. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on Item 4.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” the approval of the Charter Amendment to effect the Increase in Authorized Shares.

STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

The following table provides information, as of April 11, 2022, about the beneficial ownership of our Company’s Common Stock by: (1) the persons known to us to be beneficial owners of more than 5% of our Company’s outstanding Common Stock; (2) our directors; (3) each Named Executive Officer (as defined under “Compensation of Named Executive Officers”); and (4) our directors and executive officers as a group. To the best of our knowledge, each such person has sole voting and investment power over the shares shown in this table, except as otherwise indicated. As of April 11, 2022, there were 61 record holders and 26,549,220 outstanding shares of our Company’s Common Stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 11, 2022 through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options or warrants currently exercisable, or exercisable within 60 days after April 11, 2022, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Beneficial Ownership
	Number of Shares	Percent of Total(1)
Principal Stockholders
ETF Managers Group LLC(2)	1,524,772	5.7%
30 Maple Street, Suite 2 Summit, New Jersey 07091

Directors and Executive Officers(3)
Raymond Chang(4)	1,547,063	5.6%
Guichao Hua(5)	714,648	2.7%
Thomas Massie(5)	119,476	*
Stuart Wilcox(5)	57,065	*
Timothy Mahoney(5)	55,099	*
Timothy Oakes(5)	55,099	*
Krishnan Varier(5)	55,099	*
Leonard J. Sokolow(5)	6,945	*
All Directors and Executive Officers as a Group (8 persons)	2,610,494	9.4%

____________

*        Less than 1%.

(1)      The percentages shown with respect to any identified individual or group are calculated by dividing: (i) the sum of (a) the number of shares of Common Stock actually owned as of April 11, 2022 plus (b) the number of shares of Common Stock that may be acquired through the exercise of stock options, warrants or any other rights within 60 days thereof (“Currently Exercisable Awards”) by (ii) the sum of 26,549,220 shares of Common Stock outstanding as of April 11, 2022, plus the amount referenced in clause (i)(b) for such individual or group.

(2)      These securities are owned by investment companies, trusts and accounts, to which ETF Managers Group LLC (“EFTMG”) serves as investment advisor and manager with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, EFTGM is deemed to be a beneficial owner of such securities. Information set forth above and in this note (2) is based upon EFTMG’s Schedule 13G filing with the SEC on February 11, 2022.

(3)      The address of each of the directors and executive officers listed above is c/o Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, Massachusetts 01862.

(4)      Includes (i) options to purchase 809,852 shares of Common Stock that are exercisable within 60 days of April 11, 2022, (ii) 503,854 shares of common stock held by RTC3 2020 Irrevocable Family Trust, of which Mr. Chang retains the authority to remove the independent trustee, (iii) 129,548 shares of common stock held by NXT3J Capital, LLC, an entity controlled by Mr. Chang, (iv) warrants to purchase 63,219 shares of common stock associated with our 2020 convertible promissory notes held by RTC3 2020 Irrevocable Family Trust, and (v) options to purchase 40,590 shares of common stock held by Mr. Chang’s son that are exercisable within 60 days of April 11, 2022.

(5)      Includes the following shares subject to options that are exercisable within 60 days of April 11, 2022: Mr. Hua 55,099; Mr. Massie 98,883; Mr. Wilcox 20,833; Mr. Mahoney 55,099; Mr. Oakes 55,099; Mr. Varier 55,099; and Mr. Sokolow 6,945.

Delinquent Section 16(a) Reports

Under the U.S. securities laws, directors, executive officers and persons holding more than 10% of the Company’s Common Stock must report their initial ownership of the Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of the copies of these forms received by us or written representations furnished to us, we believe that, for the reporting period covering our 2021 fiscal year, our executive officers and directors complied with all their reporting requirements under Section 16(a) for this fiscal year, except for Messrs. Chang and Massie. Mr. Chang filed a Form 4 related to the exercise of a warrant nineteen days late on March 23, 2021 and Mr. Massie filed a Form 4 related to an option grant thirteen days late on October 29, 2021. In each case, the late filings were due to an administrative oversight by the Company.

EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

On December 18, 2020, the Company’s Board of Directors, and on January 11, 2021, the Company’s stockholders, adopted and approved the 2020 Omnibus Plan. The 2020 Omnibus Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and non-employee consultants of the Company or its affiliates. The aggregate number of shares of Common Stock that may be reserved and available for grant and issuance under the 2020 Omnibus Plan is 4,533,732 shares. Shares will be deemed to have been issued under the 2020 Omnibus Plan solely to the extent actually issued and delivered pursuant to an award. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2020 Omnibus Plan. The 2020 Omnibus Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors.

For additional information regarding the above plans, see Note 17 to our audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Equity Compensation Plan Table

The following table sets forth certain information as of December 31, 2021, for our Company’s 2020 Omnibus Equity Incentive Plan:

Plan Category	(A) Number of Shares to be Issued upon Exercise of Outstanding Stock Options	(B) Weighted-Average Exercise Price of Outstanding Stock Options	(C) Number of Shares Remaining Available for Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column (A))
2020 Omnibus Plan	3,564,289	$7.18	311,823

NAMED EXECUTIVE OFFICERS

Named Executive Officers of the Company

Following are the names and ages of the Agrify’s named executive officers, the year they became a named executive officer, and their principal occupations or employment for at least the past five years. Collectively, we refer to Agrify’s Chairman and Chief Executive Officer (“CEO”); President and Chief Operating Officer (“COO”); and Chief Financial Officer (“CFO”) as our “Named Executive Officers.”

Name	Age	Experience
Raymond Chang	52	Refer to “ITEM 1 — Election of Directors — Nominees for Election” on page 5 of this Proxy.
Thomas Massie	58	Refer to “ITEM 1 — Election of Directors — Nominees for Election” on page 6 of this Proxy.
Timothy Oakes	54

Mr. Oakes has served as our Chief Financial Officer since November 10, 2021. Mr. Oakes served as a member of the Board from December 17, 2020 until November 10, 2021, when he became the Company’s Chief Financial Officer. From March 2021 to November 2021, Mr. Oakes was the interim Chief Financial Officer of Living Greens Farm, an early-stage development company specializing in indoor vertical farming. From September 2019 to March 2021, Mr. Oakes served as the chief accounting officer of Endurance International Group Holdings, Inc. (“Endurance”), a global provider of cloud-based platform solutions designed to help small and medium-sized businesses succeed online. Endurance was a public company (Nasdaq: EIGI), and in February 2021, was acquired by Clearlake Capital. From April 2018 to September 2019, Mr. Oakes worked as an independent business consultant, providing financial and operational advice. From August 2004 to April 2018, Mr. Oakes served in various finance and accounting roles at Edgewater Technology, Inc., a then publicly traded information technology consulting services company. Mr. Oakes joined Edgewater in 2004 as a Director of Finance and was subsequently promoted to Vice President of Finance in 2007, Chief Accounting Officer in 2008 and Chief Financial Officer in 2009. Mr. Oakes holds a Bachelor of Science degree in Business Administration from Stonehill College. He began his career in accountancy at the Boston office of KPMG LLP.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

This section describes the compensation paid, or payable, for the last two fiscal years to our Chairman and CEO, President and COO, our CFO, and our former CFO. Our President and our CFO represent two of our most highly compensation executive officers (other than our CEO) serving in such positions on December 31, 2021.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers noted below for services rendered in all capacities, during the fiscal years ended December 31, 2021 and 2020. As a smaller reporting company, we are only required to provide two years of compensation information for our named executive officers.

Name and Principal Position	Year	Salary (7)	Stock Awards (1) (5) (6)	Option Awards (1) (7)	Non-Equity Incentive Plan Compensation (2)	Non-qualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Raymond Chang(4)	2021	$290,000	$—	$4,559,100	$325,000	$—	$31,951	$5,206,051
Chairman and Chief Executive Officer	2020	153,800	—	740,485	—	—	34,472	928,757
Thomas Massie(4)	2021	70,686	—	828,137	42,033	—	2,663	943,519
President and Chief Operating Officer	2020	—	—	—	—	—	—	—
Timothy Oakes(4)	2021	63,667	—	350,700	28,022	—	—	442,389
Executive Vice President and Chief Financial Officer	2020	—	—	—	—	—	—	—
Niv Krikov(4)(8)	2021	270,547	—	350,700	120,000	—	28,386	769,633
Former Chief Financial Officer	2020	133,712	—	373,130	—	—	31,599	538,441

____________

(1)      Amounts are based on the aggregate grant date fair value of stock awards and stock option awards made to the Named Executive Officers in the applicable year. The reported amounts are calculated in accordance with the provisions of ASC Topic 718. See Note 17 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions underlying the valuation of the Company’s equity awards in 2021 and 2020.

(2)      Represent amounts earned by each Named Executive Officer under the Company’s performance-based annual incentive plan.

(3)      Amounts represent payment of health plan premiums as per Company policy.

(4)      On November 10, 2021, Mr. Massie became the Company’s President and COO, replacing Mr. Chang as the Company’s President and Mr. Robert Harrison as the Company’s COO. Simultaneously, on November 10, 2021, Mr. Oakes was named as the Company’s CFO, replacing Mr. Krikov. Prior to their appointments, Messrs. Massie and Oakes were members of the Company’s Board. Mr. Massie remains on the Board as an “employee Board member,” while Mr. Oakes resigned from the Board effective November 10, 2021.

(5)      Mr. Massie and Mr. Oakes entered into separate employment agreements in connection with their becoming a Named Executive Officer of the Company (refer to “Employment and Separation Agreements” on page 34 of this Proxy). The respective employment agreements provide for the issuance of restricted stock units representing 200,000 shares of Common Stock for Mr. Massie and 125,000 shares of Common Stock for Mr. Oakes. These awards have not been granted as of April 11, 2022 due to limited availability of issuable awards under the Company’s existing 2020 Omnibus Plan. The issuance of the awards is expected to occur as soon as there are sufficient shares available for issuance under the Company’s equity incentive plan(s).

(6)      On November 8, 2021, the Company’s Compensation Committee approved a grant of restricted stock units to Mr. Chang representing 300,000 shares of the Company’s Common Stock. This award has not been granted as of April 11, 2022 due to limited availability of issuable awards under the Company’s existing 2020 Omnibus Plan. The issuance of the awards is expected to occur as soon as there are sufficient shares available for issuance under the Company’s equity incentive plan(s).

(7)      During the year ended December 31, 2021, Mr. Massie and Mr. Oakes received both Board fees and stock option awards in connection with their Board membership. Compensation amounts associated with these items are disclosed on page 15 of the Proxy under “Outside Directors Compensation Table for 2021.” Included under the caption “Salary” in the table above are $28,571 of Board fees earned by Messrs. Massie and Oakes during 2021. Additionally, included under the caption “Option Awards” above, is $828,137 and $350,700, representing the aggregate fair value of the stock option awards made to Mr. Massie and Mr. Oakes, respectively, during 2021 in connection with their non-employee Board service. The reported amounts are calculated in accordance with the provisions of ASC Topic 718. See Note 17 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions underlying the valuation of the Company’s equity awards in 2021.

(8)      Mr. Krikov’s reported salary amount for the year ended December 31, 2021 includes $31,250 in severance payments and $32,646 related to a payout for accrued and unused vacation time.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth outstanding equity awards for Named Executive Officers as of December 31, 2021.

Name	Option Awards						Stock Awards
	Grant Date	Vesting Period	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
			Exercisable	Unexercisable
Raymond Chang	5/6/20	(1)	282,993	54,722	$2.28	5/6/30	—	$—
	7/20/20	(2)	10,106	4,521	2.28	7/20/30	—	—
	10/19/20	(2)	187,584	77,239	4.86	10/19/30	—	—
	2/17/21	(3)	180,555	469,445	13.84	2/17/31	—	—

Thomas Massie	5/6/20	(1)	17,380	977	2.28	5/6/30	—	—
	8/10/20	(2)	9,403	3,872	2.28	8/20/30	—	—
	10/19/20	(2)	26,137	10,762	4.86	10/19/30	—	—
	12/21/20	(2)	15,673	6,453	4.86	12/21/30	—	—
	2/17/21	(3)	13,888	36,112	13.84	2/17/31	—	—
	10/6/21	(4)	—	50,000	18.61	10/6/31	—	—

Timothy Oakes	10/19/20	(2)	29,126	11,994	4.86	10/19/30	—	—
	2/17/21	(3)	13,888	36,122	13.84	2/17/31	—	—

____________

(1)      Options granted replaced previous options awards issued on December 27, 2019, which were cancelled in May 2020. A portion of the May 6, 2020 option awards re-issued were partially vest at the time of re-issuance, with the remaining unvested portion of the stock options vesting over 24 – 48 months.

(2)      25% of options granted will vest 12 months from the date of grant with the balance vesting in 36 equal monthly installments thereafter.

(3)      Options granted will vest in 36 equal monthly installments from the date of grant.

(4)      33% of options granted will vest 12 months from the date of grant with the balance vesting in 24 equal monthly installments thereafter.

Employment and Separation Agreements

The Compensation Committee believes that it is in the Company’s best interest as well as the interests of its stockholders to offer severance and change in control benefits to certain of its Named Executive Officers. The Company competes for talent in a highly competitive market in which companies routinely offer similar benefits to senior executives. The Compensation Committee believes that providing severance and change in control benefits to its Named Executive Officers reduces any reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders. In addition, the income security provided by competitive severance and change in control arrangements helps minimize distractions caused by uncertain personal financial circumstances during the negotiation of a potential change in control transaction, a period of time requiring focused and thoughtful leadership to ensure a successful outcome.

Employment Agreement for Mr. Chang:    On January 4, 2021, the Company entered into a three-year employment agreement with Mr. Chang as the Company’s Chief Executive Officer, effective February 1, 2021 (the “Mr. Chang’s Employment Agreement”). The agreement, at the end of the initial three-year term, if not terminated by either Mr. Chang or the Company, automatically renews for a successive three-year period.

Mr. Chang’s Employment Agreement establishes a minimum annual base salary level of $300,000 and provides for a discretionary bonus of $300,000, with payment subject to Mr. Chang being employed by the Company at this time of payment.

In accordance with the terms of the agreement, if Mr. Chang’s employment is terminated by the Company without cause, or in connection with a change of control, or by Mr. Chang for good reason, Mr. Chang will be entitled to receive certain severance benefits, including severance pay equal to the greater of (a) 300% of his annual base salary and (b) $1,000,000. Mr. Chang will also be eligible to receive insurance benefits for a period of up to twelve months following his termination of employment. We can terminate Mr. Chang’s employment for cause only if we receive the unanimous agreement of our board of directors. In addition, if we terminate his employment without cause, or if Mr. Chang resigns for good reason, or upon the occurrence of a change of control, all of his issued but unvested options will immediately vest.

In addition to the terms of our standard invention assignment, restrictive covenants, and confidentiality agreement, Mr. Chang’s employment agreement contains confidentiality, non-solicitation and non-competition provisions, whereby Mr. Chang is subject to non-solicitation restrictions for a period of at least one year and to non-competition restrictions for a period of at least six months following his employment period.

On November 8, 2021, the Compensation Committee, in contemplation of expected executive level changes within the Company, performed a market study of compensation trends related to our various executive level positions. Based upon this review, the Compensation Committee approved increases to Mr. Chang’s base salary (increasing it from $300,000 to $350,000) and discretionary bonus (from $300,000 to $400,000), effective as of January 1, 2022.

Employment Agreement for Mr. Massie:    On November 10, 2021, the Company entered into a two-year employment agreement with Mr. Massie as the Company’s President and Chief Operating Officer, effective November 10, 2021 (the “Mr. Massie’s Employment Agreement”). The agreement, at the end of the initial two-year term, if not terminated by either Mr. Massie or the Company, automatically renews for a successive one-year periods.

Mr. Massie’s Employment Agreement establishes a minimum annual base salary level of $300,000 and provides for a discretionary performance-based bonus of $300,000, payable in quarterly $75,000 installment, with payment subject to Mr. Massie being employed by the Company at this time of payment. The Board may from time to time elect to pay additional bonuses based on performance that exceeds the mutually agreed upon goals

In accordance with the terms of the agreement, if Mr. Massie’s employment is terminated by the Company without cause, or in connection with a change of control, or by Mr. Massie for good reason, Mr. Massie will be entitled to receive certain severance benefits, including severance pay equal to the greater of (a) 100% of his annual base salary plus his projected bonus for such fiscal year and (b) $1,000,000. Mr. Massie will also be eligible to receive insurance benefits for a period of up to twelve months following his termination of employment. We can terminate Mr. Massie’s employment for cause only if we receive the unanimous agreement of our board of directors. In addition, if we terminate his employment without cause, or if Mr. Massie resigns for good reason, or upon the occurrence of a change of control, all of his issued but unvested options will immediately vest.

In addition to the terms of our standard invention assignment, restrictive covenants, and confidentiality agreement, Mr. Massie’s employment agreement contains confidentiality, non-solicitation and non-competition provisions, whereby Mr. Massie is subject to non-solicitation restrictions for a period of at least one year and to non-competition restrictions for a period of at least six months following his employment period.

Employment Agreement for Mr. Oakes:    On November 10, 2021, the Company entered into a two-year employment agreement with Mr. Massie as the Company’s Chief Financial Officer, effective November 10, 2021 (the “Mr. Oakes’ Employment Agreement”). The agreement, at the end of the initial one-year term, if not terminated by either Mr. Oakes or the Company, automatically renews for a successive one-year periods.

Mr. Oakes’ Employment Agreement establishes a minimum annual base salary level of $250,000 and provides for a discretionary performance-based bonus of $200,000, payable in quarterly $50,000 installment, with payment subject to Mr. Oakes being employed by the Company at this time of payment. The Board may from time to time elect to pay additional bonuses based on performance that exceeds the mutually agreed upon goals

In accordance with the terms of the agreement, if Mr. Oakes’ employment is terminated by the Company without cause, or in connection with a change of control, or by Mr. Oakes for good reason, Mr. Oakes will be entitled to receive certain severance benefits, including severance pay equal to 100% of his annual base salary plus his projected bonus for such fiscal year. Mr. Oakes will also be eligible to receive insurance benefits for a period of up to twelve months following his termination of employment. We can terminate Mr. Oakes’ employment for cause only if we receive the unanimous agreement of our board of directors. In addition, if we terminate his employment without cause, or if Mr. Oakes resigns for good reason, or upon the occurrence of a change of control, all of his issued but unvested options will immediately vest.

In addition to the terms of our standard invention assignment, restrictive covenants, and confidentiality agreement, Mr. Oakes’ employment agreement contains confidentiality, non-solicitation and non-competition provisions, whereby Mr. Oakes is subject to non-solicitation restrictions for a period of at least one year and to non-competition restrictions for a period of at least six months following his employment period.

Separation Agreement for Mr. Krikov:    On November 3, 2021, the Company entered into a separation agreement with Mr. Krikov, the Company’s former Chief Financial Officer, effective November 10, 2021 (the “Separation Agreement”).

Per the terms of the Separation Agreement, Mr. Krikov will continue to be paid his regular salary through June 30, 2022, in accordance with the Company’s standard payroll practices. Additionally, Mr. Krikov will also be eligible to receive insurance benefits from the date of his separation through June 30, 2022. The stock options previously granted to Mr. Krikov will continue to vest through June 30, 2022, in accordance with the term and conditions of the original option grants. The vested options as of June 30, 2022, shall be eligible for exercise until September 30, 2022.

Potential Termination Payments and Equity Awards

The Employment Agreements for our Named Executive Officers, as described above, generally provide for cash payment in the event that their employment with the Company is terminated in certain circumstances by the Company without cause or by such Named Executive Officer for Good Reason (1) outside of a change of control and (2) in connection with a change of control. The potential payouts each Named Executive Officer may be eligible to receive in either instance under their respective employment agreements is calculated based upon the measurement criteria described above.

If the Named Executive Officers covered by employment agreements or severance agreements had their employment terminated as of December 31, 2021, the Named Executive Officers would have been eligible to receive payments, depending upon whether the termination was for Good Reason or based upon a Change in Control, as set forth in the following table.

Termination Payout Table

The following table sets forth information concerning termination payouts for Named Executive Officers as of December 31, 2021. These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time that they become eligible for payment and would only be payable if the events set forth in the table below occur.

Name	Potential Termination Payments
	Without Cause or for Good Reason(1)				Change of Control(2)
	Salary and Bonus	Benefits(3)	Option Award Acceleration(4)	Total	Termination		Other	Total
					Salary and Bonus	Benefits(3)	Option Award Acceleration (4)	Total
Raymond Chang	$1,450,000	$31,951	$—	$1,481,951	$1,450,000	$31,951	$745,179	$2,227,130
Thomas Massie	1,000,000	31,951	—	1,031,951	1,000,000	31,951	108,268	1,140,219
Timothy Oakes	450,000	31,951	—	481,951	450,000	31,951	52,054	534,005

____________

(1)      Represents circumstances involving termination without cause or for Good Reason outside of any Change in Control.

(2)      Represents circumstances involving termination without cause or for Good Reason in connection with a Change in Control.

(3)      Consists of health, dental and life insurance coverage for a period of twelve months. The reported value is based upon the type of insurance coverage carried by each Named Executive Officer as of December 31, 2021 and is valued at the premiums in effect on December 31, 2021.

(4)      Certain unvested outstanding equity awards contain acceleration provisions, and assuming the applicability and operation of such provisions as of December 31, 2021, the Named Executive Officer could have realized the following values from acceleration (based on the closing price of $9.20 on December 30, 2021 over any applicable exercise price or par value payment obligation for such accelerated awards).

Director and Officer Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in its oversight of the integrity of the Company’s consolidated financial statements, the qualifications and independence of the Company’s independent registered public accounting firm (which is also referred to in this document as the independent auditors), and the Company’s internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and replace the Company’s independent registered public accounting firm. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

The Audit Committee met seven times during 2021 and took one action by written consent. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company’s independent auditors. The Audit Committee discussed with the independent auditors the overall scope and plans for its audits. The Audit Committee regularly met privately with the independent auditors, who have unrestricted access to the Audit Committee.

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and has discussed them with both management and the independent auditors. The Audit Committee also discussed with management and the independent auditors the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the Securities and Exchange Commission.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors its independence from the Company. When considering the auditors’ independence, the Audit Committee considered whether their provision of services to the Company, beyond those rendered in connection with their audit of the Company’s consolidated financial statements and review of the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, were compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by the independent auditors and approved the amount of fees paid for such services.

Based on the reviews and discussions described above, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The Audit Committee:
Krishnan Varier, Chairman
Timothy Mahoney
Leonard J. Sokolow

ITEM 5 — RATIFICATION OF THE AUDITOR APPOINTMENT

General

The Audit Committee of the Board of Directors has selected Marcum, LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of our accountants for ratification by our stockholders at the Annual Meeting. Marcum has served as the Company’s independent registered public accounting firm since the Company’s fiscal year ended December 31, 2020.

Before selecting Marcum, the Audit Committee carefully considered the qualifications of Marcum as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services.

We expect representatives of Marcum to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Selection of our Company’s independent registered public accounting firm is not required by our Bylaws or otherwise to be submitted to a vote of the stockholders of our Company for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee of our Board of Directors to be directly responsible for the appointment, compensation and oversight of the audit work of our independent auditors. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Marcum, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and its stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm at our Annual Meeting is required to ratify the appointment of Marcum. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to ratify the appointment of Marcum. If the stockholders do not ratify the selection of Marcum, the Audit Committee will review the Company’s relationship with Marcum and take such action as it deems appropriate, which may include continuing to retain Marcum as the Company’s independent registered public accounting firm.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Marcum, LLP.

Audit Fees and Non-Audit Services

The following table sets forth the aggregate fees billed by Marcum for professional services rendered during the fiscal years ended December 31, 2021 and 2020:

Types of Fees	2021	2020
Audit Fees	$352,450	$227,270
Audit-Related Fees	85,500	104,159
Tax Fees	15,000	—
Total Fees	$452,950	$331,429

In the table above, “Audit Fees” are fees our Company paid to Marcum for professional services rendered connection with the audit of the Company’s consolidated financial statements and the operating effectiveness of internal control over financial reporting included in the Company’s Annual Report on Form 10-K, the review of financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC, or for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements, net of out of pocket expenses; “Audit-Related Fees” are fees billed by Marcum for assurance and related services that are reasonably related to the performance of the audit or review of our Company’s financial statements (accounting consultations on transaction related matters including work related to our S-1 and S-3 fillings); and “Tax Fees” are fees billed by Marcum either for corporate income tax return preparation and filing services and/or individual expatriate income tax services and advice.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to pre-approval procedures. On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent registered public accountants. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

The Audit Committee considers whether the provisions of these services are compatible with maintaining the auditor’s independence, and it determined such services for 2021 and 2020 were compatible.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into indemnity agreements with our directors and Named Executive Officers which provide, among other things, that we will indemnify such executive officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, executive officer or other agent of our Company, and otherwise to the full extent permitted under Nevada law and our Company’s amended and restated bylaws.

In order to identify and address concerns regarding related party transactions and their disclosures, the Company uses Director and Officer Questionnaires and its conduct and ethics policies. The Company also considers the independence of its directors. The discussion of the independence of the directors is included under “Corporate Governance — Board and Board Committee Matters” elsewhere in this proxy statement.

Director and Officer Questionnaires are distributed to executive officers and directors at the beginning of each fiscal year to identify any potential related-party transactions. Within the questionnaire, executive officers and directors are asked to describe any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, occurring since the beginning of the prior fiscal year, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any of the following had or will have a direct or indirect interest: (i) the individual; (ii) any director or executive officer of the Company; (iii) a nominee for director; (iv) an immediate family member of a director or executive officer of the Company; (v) an immediate family member of a nominee for director; (vi) a security holder of more than 5% of the common stock; or (vii) an immediate family member of the security holder. Responses provided within the questionnaire are reviewed by management of the Company to determine any necessary course of action.

It is the policy of the Company that all employees, directors and agents maintain the highest ethical standards and comply with all applicable legal requirements when conducting Company business. Guidelines regarding conflicts of interest are detailed in the Company’s Code of Conduct and Business Ethics, which was adopted by the Board. The Company’s Code of Conduct and Business Ethics policy is available on the Company’s website at https://ir.agrify.com. All Company employees must deal with vendors, customers and others doing business with the Company in a manner that avoids even the appearance of conflict between personal interests and those of the Company. Potential conflicts of interest may arise from any of the following:

•        a direct or indirect financial interest in any business or organization that is a Company vendor or competitor, if the employee or director can influence decisions with respect to the Company’s business with respect to such business or organization; and

•        serving on the board of directors of, or being employed in any capacity by, a vendor, competitor or customer of the Company.

The Audit Committee is authorized to review all potential conflicts of interest involving directors and executive officers.

Relationships, including business, financial, personal, and family, may give rise to conflicts of interest or the appearance of a conflict. Employees should carefully evaluate their relationships as they relate to Company business to avoid conflict or the appearance of a conflict. To avoid conflicts of interest or the appearance of a conflict:

•        An employee should not work in a position in which he or she has the authority to hire, directly supervise or attempt to influence the employment actions of an immediate family member or romantic partner. Any individual in a supervisory position should not pursue a romantic relationship with any person with whom there is a reporting relationship.

•        Employees and directors should not have an undisclosed relationship with, or financial interest in, any business that competes or deals with the Company; provided that the ownership of less than 1% of the outstanding shares, units or other interests of any class of publicly traded securities is acceptable.

•        Employees are prohibited from directly or indirectly competing or performing services for any person or entity in competition with, the Company.

•        Employees should comply with the policies set forth in this Code of Conduct and Business Ethics regarding the receipt or giving of gifts, favors or entertainment.

•        A full-time employee should obtain the approval of his or her supervisor before serving as a trustee, regent, director or officer of a philanthropic, professional, national, regional or community organization, or educational institution. This policy applies where significant time spent in support of these functions may interfere with time that should be devoted to the Company’s business.

•        Employees may not sell or lease equipment, materials or property to the Company without appropriate corporate authority.

•        Employees should purchase Company equipment, materials or property only on terms available to the general public.

Any employee or director who becomes aware of a conflict is required to bring it to the attention of a supervisor, management or other appropriate personnel.

Directors are expected and required to uphold the same dedication to corporate ethics as the Company’s employees.

If a conflict of interest arises involving an executive officer or director, the Board must approve a waiver to the Code of Conduct and Business Ethics and if a director has the conflict, that director must abstain from the approval. Waivers are made on a case-by-case basis. The Board has not adopted a formal written policy with respect to waiving conflict of interests or approving related party transactions. In making this determination, the Board considered the infrequency in occurrence of these transactions. Any waivers to the Code of Conduct and Business Ethics granted to an executive officer or director shall be disclosed by the Company on its website at https://ir.agrify.com.

Related Party Transactions

Transactions with 4D Bios Inc.

We purchased various equipment from 4D Bios Inc. (“4D”). Guichao Hua, a member of our board of directors, and Raymond Chang, our Chairman of the Board and Chief Executive Officer, each had ownership interests and were board members of 4D as of December 31, 2019. On June 30, 2020, Mr. Chang sold his interest in 4D and resigned as a member of 4D’s board. On September 18, 2021, the Company entered into an amended purchase agreement with 4D to secure purchases of horticultural equipment. The original agreement required minimum purchases of between $577 and $607 per unit of 4D products until December 31, 2020. The amended agreement requires minimum purchases of $582 per unit with a final payment of approximately $864,000 paid to 4D.

For the year ended December 31, 2020, the Company’s purchase commitment totaled $1.9 million. The Company settled all outstanding commitments, leaving no open committed purchases as of December 31, 2021.

Distribution Agreement with Bluezone Products, Inc.

Guichao Hua, a member of our board of directors, and Raymond Chang, our Chairman of the Board and Chief Executive Officer, each had ownership interests and were board members of Bluezone as of December 31, 2019. On July 10, 2020, Guichao Hua sold his interest in Bluezone and resigned as a member of Bluezone’s board.

On September 7, 2019, the Company entered into a distribution agreement with Bluezone for distribution rights to the Bluezone products with certain exclusivity rights. The agreement requires minimum purchases amounting to $480,000 and $600,000 for the first and second contract anniversary years. The agreement auto renews for successive one-year periods unless earlier terminated. In March 2021, the Company notified Bluezone of non-renewal of the agreement which means it ended on May 31, 2021. The Company exceeded the minimum purchase amount for the first year and purchased approximately $309,000 of the committed $660,000 second year purchases through December 31, 2021.

Distribution Agreement with Enozo

Guichao Hua, a member of our board of directors, and Raymond Chang, our Chairman of the Board and Chief Executive Officer, each have ownership interests and are board members of Enozo.

On March 9, 2020, the Company entered into a distribution agreement with Enozo Technologies Inc. (“Enozo”), for an initial term of five years with auto renewal for successive one-year periods unless earlier terminated. The agreement contains the following minimum purchases to retain exclusive distributor status for one of the Company’s products: for the period from the contract date until December 31, 2021 for $375,000, for the year ended December 31, 2022 for $750,000, and for the year ended December 31, 2023 for $1,100,000, which amount may increase by 3% for the later years. The Company had $40,000 in purchases of Enozo product for the year ended December 31, 2021, compared to $38,000 for the year ended December 31, 2020.

Note and Warrant Purchase Agreement with NXT3J Capital, LLC

On August 19, 2020, as part of our 2020 convertible promissory note financing, we entered into a note and warrant purchase agreement with NXT3J Capital, LLC pursuant to which we issued and sold a convertible promissory note in the principal amount of $1,000,000 and a five year warrant to purchase 63,219 shares of our common stock at an exercise price of $0.02 per share (which warrant was subsequently transferred from NXT3J Capital, LLC to RTC3 2020 Irrevocable Family Trust). Upon the closing of our IPO on February 1, 2021, the convertible promissory note held by NXT3J Capital was converted into 129,548 shares of our common stock. The warrant has a term of five years. Raymond Chang, our Chairman of the Board and Chief Executive Officer, is the managing director of NXT3J Capital, LLC.

Note and Warrant Purchase Agreement with RTC3 2020 Irrevocable Family Trust

On September 18, 2020, as part of our 2020 convertible promissory note financing, we entered into a note and warrant purchase agreement with RTC3 2020 Irrevocable Family Trust pursuant to which we issued and sold a convertible promissory note in the principal amount of $1,000,000 and a five-year warrant to purchase 63,219 shares of our common stock at an exercise price of $0.02 per share. Upon the closing of our IPO on February 1, 2021, the convertible promissory note held by RTC3 2020 Irrevocable Family Trust was converted into 129,548 shares of our common stock. The warrant has a term of five years. NXT3J Capital, LLC transferred its 63,219 warrants to RTC3 2020 Irrevocable Family Trust. On February 18, 2021, RTC3 2020 Irrevocable Family Trust exercised the warrant and was issued 63,219 shares of common stock. Raymond Chang, our Chairman of the Board and Chief Executive Officer, retains the authority to remove the independent trustee, although Mr. Chang does not have a pecuniary interest in our securities held by RTC3 2020 Irrevocable Family Trust.

Securities Purchase Agreement with RTC3 2020 Irrevocable Family Trust and Stuart Wilcox

On January 28, 2022, as part of our private placement financing, we entered into a Securities Purchase Agreement with parties including the RTC3 2020 Irrevocable Family Trust and Stuart Wilcox. Pursuant to that agreement, we sold 36,232 shares of Common Stock and warrants to purchase 27,174 shares of Common Stock to each of the RTC3 2020 Irrevocable Family Trust and Mr. Wilcox. The purchase price per share of Common Stock and partial warrant was $6.90. Raymond Chang, our Chairman of the Board and Chief Executive Officer, retains the authority to remove the independent trustee of the RTC3 2020 Irrevocable Family Trust, although Mr. Chang does not have a pecuniary interest in our securities held by that trust.

New England Innovation Academy (“NEIA”)

NEIA is an innovation school located in Marlboro, Massachusetts. NEIA is a customer of Agrify’s. The Company has performed construction work for NEIA directly associated with the buildout of an indoor growing facility (related to the establishment of an agricultural technology program) and other general facility construction work. Raymond Chang, Agrify’s Chairman and CEO was one of the original founders and trustees of NEIA. NEIA is fully owned by RaiseCrest Education. The Company reported revenues from NEIA totaling $22,010,000 and $3,916,000 during the years ended December 31, 2021 and 2020, respectively.

Greenstone Holdings (“Greenstone”)

Greenstone is a customer of Agrify’s that is in the process of installing Vertical Farming Units (“VFUs”) in its indoor growing facility in Denver, Colorado. The Company has generated revenues from Greenstone through both construction services and the sale of VFUs. A current and former non-executive level employee owns approximately 27% and 10% of Greenstone, respectively. The Company has determined that Greenstone as a Variable Interest Entity, however it does not consolidate the operating results of Greenstone into its consolidated financial statements as Agrify does not have a ”controlling interest” in Greenstone. Agrify reported revenues from Greenstone totaling $9,429,000 during the year ended December 31, 2021. The Company did not generate any revenue from Greenstone during the year ended December 31, 2020.

OTHER MATTERS

The Board is not aware of any other matter to be presented for action at the Annual Meeting. If any other matter requiring a vote of stockholders should arise, then the proxies (or their substitutes) will vote in accordance with their best judgment.

ADVANCE NOTICE PROCEDURES AND STOCKHOLDER PROPOSALS

Advance Notice Procedures

Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (1) by or at the direction of the Board or (2) by any stockholder of the Company who complies with the notice procedures set forth below and who is a stockholder of record of at least 1.0% of the Company’s outstanding shares of record at the time such notice is delivered to the secretary of the Company as provided below.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (2) of the preceding paragraph, the stockholder must have given timely notice thereof in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the secretary of the Company at the principal executive office of the Company not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not later than either the close of business on the tenth day following the earlier of (1) the day on which notice of the date of such meeting was mailed or (2) the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (x) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder on whose behalf the proposal is made; (y) as to the stockholder giving the notice (A) the name and address of such stockholder and (B) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and any other ownership interest in the shares of the Company, whether economic or otherwise, including derivatives and hedges, and (z) a representation that the person sending the notice is a stockholder of record on the record date and shall remain such through the annual meeting date, and that such stockholder intends to appear in person or by proxy at such annual meeting to move the consideration of the business set forth in the notice.

These requirements are separate and distinct from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Stockholder Proposals For 2023 Annual Meeting of Stockholders

To be considered for presentation at our 2023 Annual Meeting of Stockholders, inclusion in the proxy statement and on the proxy card, a stockholder proposal must be received at our offices no later than December 30, 2022. For stockholder proposals or other business matters that may be raised at the 2023 Annual Meeting of Stockholders, but not included in the proxy statement or on the proxy card that are submitted outside the proposal process identified in the preceding sentence, if we do not receive notice of any such matter that a stockholder wishes to raise at the 2023 Annual Meeting of Stockholders during the period commencing March 10, 2023 and ending April 9, 2023, then no business matters, other than those included in the notice of Annual Meeting for the 2023 Annual Meeting of Stockholders, may properly come before the 2023 Annual Meeting of Stockholders. All proposals and notifications for the 2023 Annual Meeting of Stockholders should be addressed in writing to the attention of the Corporate Secretary, Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, MA 01862 and should satisfy the particular requirements of our Amended and Restated Bylaws.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

Our 2021 Annual Report on Form 10-K accompanies this proxy statement (the Form 10-K”). The Form 10-K for the year ended December 31, 2021 was filed with the SEC on March 31, 2022. We will furnish, upon written request of any stockholder and the payment of an appropriate processing fee, copies of the exhibits to our Annual Report on Form 10-K. Please address all such requests to Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, Massachusetts 01862, Attention: Corporate Secretary.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of such materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you if you write or call us at the following address or telephone number: Agrify Corporation, 76 Treble Cove Road, Building No. 3, Billerica, MA 01862, Attention: Corporate Secretary, (617) 896-5243, or you can request a copy of any such document by visiting the 2022 Annual Meeting page of our Internet website at www.proxyvote.com. If you want to receive separate copies of the annual report, proxy statement or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

YOUR VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
OR VOTE BY TELEPHONE OR VOTE THROUGH
THE INTERNET AS SOON AS POSSIBLE

Appendix A

AGRIFY CORPORATION 2022 OMNIBUS EQUITY INCENTIVE PLAN

1.        Purpose; Eligibility.

1.1         General Purpose. The name of this plan is the Agrify Corporation 2022 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Agrify Corporation, a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2         Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3         Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.        Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such

Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Agrify Corporation, a Nevada corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.

“Director” means a member of the Board.

“Disqualifying Disposition” has the meaning set forth in Section 17.12.

“Effective Date” shall mean the date that the Company’s shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (ii) a material reduction in the Participant’s base salary or bonus opportunity other than as part of an across-the-board salary reduction that applies in substantially the same proportions to all similarly situated Employees.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 9 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Agrify Corporation 2022 Omnibus Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.

“Restricted Award” means any Award granted pursuant to Section 8.

“Restricted Period” has the meaning set forth in Section 8.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.5.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.        Administration.

3.1         Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)         to construe and interpret the Plan and apply its provisions;

(b)         to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)         to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)         to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)         to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)          from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)         to determine the number of shares of Common Stock to be made subject to each Award;

(h)         to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)          to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)          to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)         to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)          to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)        to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)         to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)         to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article 14 or Article 15, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

3.2         Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3         Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4         Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5         Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.        Shares Subject to the Plan.

4.1         Subject to adjustment in accordance with Section 14, an amount of shares of Common Stock equal to (i) two million (2,000,000) plus (ii) the number of shares of Common Stock underlying any award granted under the Agrify Corporation 2020 Omnibus Equity Incentive Plan (the “Prior Plan”) that expires, terminates or is canceled or forfeited under the terms of the Prior Plan minus (iii) the number of shares of Common Stock underlying any award granted under the Prior Plan between January 1, 2022 and the date of the Company’s 2022 Annual Meeting of Stockholders shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2         Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3         Subject to adjustment in accordance with Section 14, the maximum number of shares of Common Stock that may be issued in the aggregate pursuant to the exercise of Incentive Stock Options shall be equal to the Total Share Reserve (the “ISO Limit”).

4.4         Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation (other than with respect to Restricted Awards and Performance Share Awards, in which case such shares will again be available for issuance under the Plan), or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.5         Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.        Eligibility.

5.1            Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2            Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.        Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1         Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2         Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3         Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4         Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5         Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6         Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7         Vesting of Options. Subject to Section 13.6, each Option shall vest, and therefore become exercisable, in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8         Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) in accordance with, and during the period set forth in, the terms of the applicable Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9         Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10       Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.        Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1         Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2         Term The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3         Vesting

Subject to Section 13.6, each Stock Appreciation Right shall vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

7.4         Exercise and Payment Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5         Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6         Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.        Restricted Awards A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1         Restricted Stock and Restricted Stock Units

(a)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock, provided that the Participant shall not have the right to receive dividends on any unvested shares of Restricted Stock.

(b)  The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”).

8.2         Restrictions

(a)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)  Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)   The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3         Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4         Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5         Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.        Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1         Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10.      Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.      Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.      Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.      Miscellaneous.

13.1        Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2        Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of

Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3        No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4        Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5        Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

13.6        Minimum Vesting. No Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant. Notwithstanding the foregoing, the Committee may grant up to a maximum of five percent (5%) of the aggregate number of shares of Common Stock available for issuance under this Plan (subject to adjustment under Section 14), without regard for any limitations or other requirements for exercise or vesting as set forth in this Section 13.6, and the minimum vesting requirement does not apply to (A) any Substitute Awards, (B) shares of Common Stock delivered in lieu of fully vested Cash Awards, (C) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (D) the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

14.      Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock

Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.      Effect of Change in Control.

15.1       The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Common Stock in the Change of Control over the per share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Participant whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Participant whose employment has been terminated as a result of a Change of Control, upon the Participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

15.2       The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.      Amendment of the Plan and Awards.

16.1       Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2       Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3       Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4       No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5       Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.      General Provisions.

17.1       Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2       Clawback. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Plan and any shares of Common Stock issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; and (2) if the Company or its subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct (whether or not such actions also constitute “cause” under an Award Agreement), which conduct, directly or indirectly, results in the Company preparing an accounting restatement, any Awards under the Plan, whether or not vested, as well as any shares of Common Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.”

17.3       Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4       Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5       Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6       Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7       Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8       Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9       No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10     Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11     Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12     Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13     Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14     Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.15     Expenses. The costs of administering the Plan shall be paid by the Company.

17.16     Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17     Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18     Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.      Effective Date of Plan. The Plan shall become effective as of the Effective Date.

19.      Termination or Suspension of the Plan. The Plan shall terminate automatically on June 8, 2032. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.      Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Agrify Corporation on April 19, 2022.

As approved by the shareholders of Agrify Corporation on ____________, 2022.

Appendix B

AGRIFY CORPORATION 2022 EMPLOYEE STOCK PURCHASE PLAN

1.        Purpose. This Agrify Corporation 2022 Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2.        Definitions.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means Agrify Corporation, a Nevada corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least three (3) months and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six months beginning each January 1st and July 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Agrify Corporation 2022 Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.        Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.        Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.        Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.        Participation.

6.1         Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least 1%, but not more than 10% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2         Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the start of the next Offering Period.

6.3         Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7.        Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 8,500 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

8.        Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9.        Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.      Withdrawal.

10.1       Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2       Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11.      Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12.      Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13.      Shares Reserved for Plan.

13.1       Number of Shares. A total of 500,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2       Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.      Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15.      Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.      Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.      Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18.      Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1       Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2       Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3       Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.      General Provisions.

19.1       Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2       No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3       Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4       Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5       Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6       Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7       Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8       Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten years.

19.9       Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10     Applicable Law. The laws of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11     Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12     Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13     Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14     Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15     Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 07, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AGFY2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 07, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 → 1 OF 2 PAGE CONTROL # SHARES TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. To elect seven directors, each for a one-year term; Nominees 01. Raymond Chang 02. Guichao Hua 06. Krishnan Varier 07. Stuart Wilcox The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2. To approve the Agrify Corporation 2022 Omnibus Incentive Plan. 3. To approve the Agrify Corporation 2022 Employee Stock Purchase Plan. 4. To approve an Amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 53,000,000 to 103,000,000. 5. To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 0000566361_1 R1.0.0.24 For Withhold For All All All Except 03. Timothy Mahoney For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 04. Thomas Massie 05. Leonard J. Sokolow NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com AGRIFY CORPORATION Annual Meeting of Stockholders June 8, 2022 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Raymond Chang and Timothy Oakes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of AGRIFY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 8, 2022, at www.virtualshareholdermeeting.com/AGFY2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000566361_2 R1.0.0.24